SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X
                                                                     -----

         File No. 33-19589:

         Pre-Effective Amendment No.____

         Post-Effective Amendment No._19_                              X
                                                                     -----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X
                                                                     -----

         File No. 811-5447:

         Amendment No._21_


         AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
         (Exact Name of Registrant as Specified in Charter)

         4500 Main Street, Kansas City, MO  64111
         (Address of Principal Executive Offices)

         Registrant's Telephone Number, including Area Code:  (816) 531-5575

         Douglas A. Paul
         Vice President, Secretary
         and General Counsel
         1665 Charleston Road, Mountain View, CA  94043
         (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  First Offered 8/17/88

It is proposed that this filing become effective:

   _____  immediately upon filing pursuant to paragraph (b) of Rule 485
   __X__  on May 1, 1997 pursuant to paragraph (b) of Rule 485
   _____  60 days after filing pursuant to paragraph (a) of Rule 485
   _____  on (date) pursuant to paragraph (a)(1) of Rule 485
   _____  75 days after filing pursuant to paragraph (a) (2) of Rule 485
   _____  on (date) pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
Registrant has elected to register an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On February 27, 1996, the Registrant filed a Rule 24f-2 Notice on Form 24f-2 with respect to its fiscal year ended December 31, 1996.

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    1933 Act Post-Effective Amendment No. 19
                            1940 Act Amendment No. 21

                                    FORM N-1A
                              CROSS-REFERENCE SHEET

PART A:  PROSPECTUS

ITEM      PROSPECTUS CAPTION

1         Cover Page

2         Transaction and Operating Expense Table

3         Financial Highlights, Performance Advertising

4 Management, Further Information About American Century, Investment Objectives of the Funds, Investment Policies of the Funds, Risk Factors and Investment Techniques, Other Investment Practices, Their Characteristics and Risks

5         Management

5A        Not Applicable

6 Further Information About American Century, How to Redeem Shares, Cover Page, Distributions, Taxes

7 Cover Page, Distribution of Fund Shares, How to Open an Account, Share Price, Transfer and Administrative Services

8         How to Redeem Shares, Transfer and Administrative Services

9         Not Applicable



PART B:  STATEMENT OF ADDITIONAL INFORMATION

ITEM      STATEMENT OF ADDITIONAL INFORMATION CAPTION

10        Cover Page

11        Table of Contents

12        Not Applicable

13 Investment Policies and Techniques, Investment Restrictions, Portfolio Transactions

14        Directors and Officers

15        Additional Purchase and Redemption Information, Directors and Officers

16 Investment Advisory Services, Transfer Agent and Administrative Services, Expense Limitation Agreement, About American Century Quantitative Equity Funds

17        Portfolio Transactions

18        About American Century Quantitative Equity Funds

19 Additional Purchase and Redemption Information, Valuation of Portfolio Securities

20        Taxes

21        Additional Purchase and Redemption Information

22        Performance

23        Cover Page

                                   Prospectus

                            [american century logo]
                                    American
                                  Century(sm)


                                  MAY 1, 1997


                                    American
                                    Century
                                     Group

                                Income & Growth
                                 Equity Growth

                                 [front cover]


                          AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS


American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          AMERICAN CENTURY INVESTMENTS

 Benham Group(R)           American Century Group     Twentieth Century(R) Group

 MONEY MARKET FUNDS          ASSET ALLOCATION &
GOVERNMENT BOND FUNDS          BALANCED FUNDS                 GROWTH FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS        INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

                              Income & Growth
                               Equity Growth





                                   PROSPECTUS
                                   MAY 1, 1997


                                 Income & Growth
                                  Equity Growth

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Two of the funds from our American Century Group that seek capital appreciation are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


This Prospectus gives you information about the Funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 1, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          American Century Investments
                       4500 Main Street o P.O. Box 419200
               Kansas City, Missouri 64141-6200 o 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-444-3485
                       Internet: www.americancentury.com

Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1


                       INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY INCOME & GROWTH FUND
Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks.

AMERICAN CENTURY EQUITY GROWTH FUND
Equity Growth seeks capital appreciation by investing in common stocks.

There is no assurance that the Funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2    Investment Objectives                          American Century Investments


                               TABLE OF CONTENTS



Investment Objectives of the Funds ............................................2
Transaction and Operating Expense Table .......................................4
Financial Highlights ..........................................................5


                        INFORMATION REGARDING THE FUNDS


Investment Policies of the Funds...............................................7
     Income & Growth...........................................................7
     Equity Growth.............................................................7
Risk Factors and Investment Techniques.........................................7
     Portfolio Optimization....................................................7
     Investments in Stocks.....................................................7
Other Investment Practices, Their Characteristics
     and Risks.................................................................9
     Portfolio Turnover........................................................9
     Convertible Securities....................................................9
     Interest Rate Futures Contracts
         and Options Thereon...................................................9
     Short-Term Instruments...................................................10
     Foreign Securities.......................................................10
     Securities Lending.......................................................10
     Other Techniques.........................................................10
Performance Advertising.......................................................10


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments..................................................12
Investing in American Century.................................................12
How to Open an Account........................................................12
         By Mail..............................................................12
         By Wire..............................................................12
         By Exchange..........................................................13
         In Person............................................................13
     Subsequent Investments...................................................13
         By Mail..............................................................13
         By Telephone.........................................................13
         By Online Access.....................................................13
         By Wire..............................................................13
         In Person............................................................13
     Automatic Investment Plan................................................13
How to Exchange from One Account to Another ..................................13
         By Mail .............................................................14
         By Telephone.........................................................14
         By Online Access.....................................................14
How to Redeem Shares..........................................................14
         By Mail .............................................................14
         By Telephone.........................................................14
         By Check-A-Month.....................................................14
         Other Automatic Redemptions..........................................14
     Redemption Proceeds......................................................14
         By Check.............................................................14
         By Wire and ACH......................................................14
     Redemption of Shares
         in Low-Balance Accounts..............................................14
Signature Guarantee...........................................................15
Special Shareholder Services..................................................15
         Automated Information Line...........................................15
         Online Account Access................................................15
         Open Order Service...................................................15
         Tax-Qualified Retirement Plans.......................................16
Important Policies Regarding Your Investments.................................16
Reports to Shareholders.......................................................17
Employer-Sponsored Retirement Plans and
     Institutional Accounts...................................................17

                     ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price...................................................................18
     When Share Price Is Determined...........................................18
     How Share Price Is Determined............................................18
     Where to Find Information About Share Price..............................18
Distributions.................................................................19
Taxes    19
     Tax-Deferred Accounts....................................................19
     Taxable Accounts.........................................................19
Management....................................................................20
     Investment Management....................................................20
     Code of Ethics...........................................................21
     Transfer and Administrative Services.....................................21
Distribution of Fund Shares...................................................22
Expenses 22
Further Information About American Century....................................22


Prospectus                                                Table of Contents    3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                              Income & Growth      Equity Growth

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases........................................... none                none
Maximum Sales Load Imposed on Reinvested Dividends................................ none                none
Deferred Sales Load............................................................... none                none
Redemption Fee(1)................................................................. none                none
Exchange Fee...................................................................... none                none


ANNUAL FUND OPERATING EXPENSES:(2)
(as a percentage of net assets)
Management Fees..................................................................  .30%                .30%
12b-1 Fees........................................................................ none                none
Other Expenses...................................................................  .32%                .33%
Total Fund Operating Expenses....................................................  .62%                .63%

EXAMPLE
You would pay the following expenses on a                           1 year         $  6                $  6
$1,000 investment, assuming a 5% annual return and                 3 years           20                  20
redemption at the end of each time period:                         5 years           35                  35
                                                                  10 years           77                  79


(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2)  Benham  Management  Corporation ( the  "Manager")  has agreed to limit each
     Fund's total  operating  expenses to specified  percentages  of each Fund's average  daily net  assets.  The  agreement  provides  that the Manager may recover  amounts  absorbed  on behalf of the Fund during the  preceding  11 months if, and to the extent that, for any given month,  Fund expenses were less than the expense  limit in effect at that time.  The  current  expense limit is 0.75% for each of the Funds. These expense limitations are subject to annual renewal in June.

Each Fund pays the Manager advisory fees equal to an annualized percentage of each Fund's average daily net assets. Other expenses include administrative and transfer agent fees paid to American Century Services Corporation.


The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the shares of the Funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.


NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


4    Transaction and Operating Expense Table        American Century Investments



                              FINANCIAL HIGHLIGHTS
                                INCOME & GROWTH

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                      1996       1995       1994      1993       1992       1991    1990(1)

PER-SHARE DATA
Net Asset Value,
Beginning of Period.................................$17.81     $13.92     $15.08    $14.11     $13.53     $10.12     $10.00
                                                    ------     ------     ------    ------     ------     ------     ------
Income from Investment Operations
     Net Investment Income ...........................0.44       0.42       0.44      0.43       0.42       0.48       0.01
     Net Realized and Unrealized Gain
     (Loss) on Investment Transactions................3.79       4.64     (0.53)      1.15       0.62       3.56       0.12
                                                     -----       ----     -----       ----       ----       ----       ----
     Total from
     Investment Operations............................4.23       5.06     (0.09)      1.58       1.04       4.04       0.13
                                                     -----       ----     -----       ----       ----       ----       ----
Distributions
     From Net Investment Income.....................(0.44)     (0.42)     (0.43)    (0.43)     (0.41)     (0.47)     (0.01)
     From Net Realized Capital Gains................(1.44)     (0.75)     (0.64)    (0.18)     (0.05)     (0.16)         --
                                                    ------     ------     ------    ------     ------     ------     ------
     Total Distributions............................(1.88)     (1.17)     (1.07)    (0.61)     (0.46)     (0.63)     (0.01)
                                                    ------     ------     ------    ------     ------     ------     ------
Net Asset Value, End of Period......................$20.16     $17.81     $13.92    $15.08     $14.11     $13.53     $10.12
                                                    ======     ======     ======    ======     ======     ======     ======
     TOTAL RETURN(2)................................24.15%     36.88%    (0.55)%    11.31%      7.86%     39.08%      1.29%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets(3)........................0.62%      0.67%      0.73%     0.75%      0.75%      0.50%         --
     Ratio of Net Investment Income
     to Average Net Assets...........................2.32%      2.61%      2.96%     2.90%      3.16%      4.03%   2.09%(4)
     Portfolio Turnover Rate...........................92%        70%        68%       31%        63%       140%         --
     Average Commission Paid per
     Investment Security Traded....................$0.0389    $0.0300      --(5)     --(5)      --(5)      --(5)      --(5)
     Net Assets, End
     of Period (in thousands).....................$717,695   $373,701   $224,939  $230,191   $141,221    $59,318       $991

(1)  December 17, 1990 (inception), through December 31, 1990.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions,  if any. Total return for periods less than one year are not annualized.

(3) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


Prospectus                                             Financial Highlights    5



                              FINANCIAL HIGHLIGHTS
                                 EQUITY GROWTH

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                                     1996       1995       1994       1993       1992    1991(1)

PER-SHARE DATA
Net Asset Value,
Beginning of Period................................................$14.25     $11.53     $12.12     $11.68     $11.57     $10.00
                                                                   ------     ------     ------     ------     ------     ------
Income from Investment Operations
     Net Investment Income ..........................................0.27       0.26       0.30       0.23       0.26       0.34
     Net Realized and Unrealized Gain
     (Loss) on Investment Transactions...............................3.55       3.70     (0.33)       1.10       0.23       1.65
                                                                   ------     ------     ------     ------     ------     ------
     Total from
     Investment Operations...........................................3.82       3.96     (0.03)       1.33       0.49       1.99
                                                                   ------     ------     ------     ------     ------     ------
Distributions
     From Net Investment Income....................................(0.26)     (0.23)     (0.30)     (0.23)     (0.23)     (0.29)
     From Net Realized Capital Gains on
       Investment Transactions.....................................(1.85)     (1.01)     (0.26)     (0.66)     (0.15)     (0.13)
                                                                   ------     ------     ------     ------     ------     ------
     Total Distributions...........................................(2.11)     (1.24)     (0.56)     (0.89)     (0.38)     (0.42)
                                                                   ------     ------     ------     ------     ------     ------
Net Asset Value, End of Period.....................................$15.96     $14.25     $11.53     $12.12     $11.68     $11.57
                                                                   ======     ======     ======     ======     ======     ======
     TOTAL RETURN(2)...............................................27.34%     34.56%    (0.23)%     11.42%      4.13%     17.48%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets(3).......................................0.63%      0.71%      0.75%      0.75%      0.75%   0.35%(4)
     Ratio of Net Investment Income
     to Average Net Assets..........................................1.74%      1.96%      2.26%      2.04%      2.33%      3.29%
     Portfolio Turnover Rate.........................................131%       126%        94%        97%       114%     89.22%
     Average Commission Paid per
     Investment Security Traded...................................$0.0385    $0.0320      --(5)      --(5)      --(5)      --(5)
     Net Assets, End
     of Period (in thousands)....................................$274,433   $159,450    $97,437    $96,284    $73,592    $38,951

(1)  May 9, 1991 (inception), through December 31, 1991.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions,  if any. Total return for periods less than one year are not annualized.

(3) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


6    Financial Highlights                           American Century Investments


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

The Funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Funds identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.


INCOME & GROWTH


Income & Growth's investment objective is to seek dividend growth, current income, and capital appreciation by investing in common stocks.

Income & Growth is designed for income-oriented investors seeking a total return that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and a dividend yield that exceeds the S&P 500's dividend yield. Of course, Income & Growth's total return and dividend yield may be higher or lower than the S&P 500's total return and dividend yield over any period of time.

EQUITY GROWTH


Equity Growth's investment objective is to seek capital appreciation by investing in common stocks. Equity Growth is designed for investors whose financial goals include long-term capital growth. The Manager seeks a total return for Equity Growth that exceeds the total return of the S&P 500. Of course, Equity Growth's total return may be higher or lower than the S&P 500's return over any period of time.


RISK FACTORS AND INVESTMENT TECHNIQUES

PORTFOLIO OPTIMIZATION

The Manager uses quantitative management strategies in pursuit of each Fund's investment objective. Quantitative management combines two investment management approaches. The first is active management, which allows the advisor to select investments for a fund without reference to an index or investment model. The second is indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

The primary management technique the Manager uses is portfolio optimization. The Manager constructs the Funds' portfolios to match the risk characteristics of the S&P 500 and then optimizes each portfolio to achieve the desired balance of risk and return potential. With respect to Income & Growth, this includes targeting a dividend yield that exceeds that of the S&P 500.


The Funds' portfolio holdings are drawn primarily from equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization). Equity Growth may also invest in small capitalization stocks of companies that, in the Manager's opinion, have growth potential consistent with the Fund's investment objective.


Portfolio optimization may cause a Fund to be more heavily invested in some industries than in others. However, neither Fund may invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, each Fund is a "diversified" investment company as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that investments in any single issuer are limited to restrictions under the 1940 Act.

Each Fund may invest in securities or engage in transactions involving instruments other than equity securities, as discussed in the section titled "Other Investment Practices, Their Characteristics and Risks," page 9.

INVESTMENTS IN STOCKS

The Funds may be an appropriate component of a stock portfolio for investors seeking total return through diversified investments in stocks, bonds, and


Prospectus                                 Information Regarding the Funds     7


short-term instruments. The Funds invest primarily in stocks, which may enhance inflation-adjusted returns. The following chart illustrates how stocks have historically outpaced inflation and produced higher returns than bonds. Depending on your age and investment horizon, one Fund may be more appropriate for you. If you seek a steady stream of monthly investment income, Income & Growth may be best for you. If you primarily seek capital appreciation, Equity Growth may be most appropriate for you. Of course, no single mutual fund can provide a balanced investment plan.

[line graph - data below]


CHART 1-Growth of Stocks, Bonds & Inflation
                 S&P 500         Govt. Bonds       Inflation
Dec-25           1.00              1.00              1.00
Dec-26           1.12              1.08              0.99
Dec-27           1.53              1.17              0.96
Dec-28           2.20              1.18              0.96
Dec-29           2.02              1.22              0.96
Dec-30           1.52              1.27              0.90
Dec-31           0.86              1.20              0.81
Dec-32           0.79              1.41              0.73
Dec-33           1.21              1.41              0.73
Dec-34           1.20              1.55              0.75
Dec-35           1.77              1.62              0.77
Dec-36           2.37              1.75              0.78
Dec-37           1.54              1.75              0.80
Dec-38           2.02              1.85              0.78
Dec-39           2.01              1.96              0.78
Dec-40           1.81              2.08              0.79
Dec-41           1.60              2.10              0.86
Dec-42           1.93              2.16              0.94
Dec-43           2.43              2.21              0.97
Dec-44           2.91              2.27              0.99
Dec-45           3.96              2.51              1.01
Dec-46           3.64              2.51              1.20
Dec-47           3.85              2.45              1.31
Dec-48           4.06              2.53              1.34
Dec-49           4.83              2.69              1.32
Dec-50           6.36              2.69              1.39
Dec-51           7.89              2.59              1.48
Dec-52           9.34              2.62              1.49
Dec-53           9.24              2.71              1.50
Dec-54          14.11              2.91              1.49
Dec-55          18.56              2.87              1.50
Dec-56          19.78              2.71              1.54
Dec-57          17.65              2.91              1.59
Dec-58          25.30              2.73              1.61
Dec-59          28.32              2.67              1.64
Dec-60          28.45              3.04              1.66
Dec-61          36.11              3.07              1.67
Dec-62          32.95              3.28              1.69
Dec-63          40.47              3.32              1.72
Dec-64          47.14              3.44              1.74
Dec-65          53.01              3.46              1.78
Dec-66          47.67              3.59              1.84
Dec-67          59.10              3.26              1.89
Dec-68          65.64              3.25              1.98
Dec-69          60.06              3.09              2.10
Dec-70          62.47              3.46              2.22
Dec-71          71.41              3.92              2.29
Dec-72          84.96              4.14              2.37
Dec-73          72.50              4.09              2.58
Dec-74          53.31              4.27              2.89
Dec-75          73.14              4.67              3.10
Dec-76          90.58              5.45              3.24
Dec-77          84.08              5.41              3.46
Dec-78          89.59              5.35              3.78
Dec-79         106.11              5.28              4.28
Dec-80         140.51              5.07              4.81
Dec-81         133.62              5.17              5.24
Dec-82         162.22              7.25              5.44
Dec-83         198.75              7.30              5.65
Dec-84         211.20              8.43              5.87
Dec-85         279.12             11.04              6.10
Dec-86         330.67             13.74              6.16
Dec-87         347.97             13.37              6.44
Dec-88         406.46             14.67              6.72
Dec-89         534.46             17.32              7.03
Dec-90         517.50             18.39              7.46
Dec-91         675.59             21.94              7.69
Dec-92         727.41             23.71              7.91
Dec-93         800.08             28.03              8.13
Dec-94         810.54             25.86              8.35
Dec-95     "1,113.92 "            34.04              8.56
Dec-96     "1,370.90 "            33.73              8.85





Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.


In contrast to bond investors, common stock investors forego the certainty of coupon interest payments. However, they enjoy the potential for increased dividend income if the issuing company prospers. As indicated below, Chart 2 compares the growth of dividends from S&P 500 stocks with the rate of inflation over a 50-year period.

[line graph - data below]


CHART 2-Growth of Dividends vs. Inflation
              Inflation     S&P 500 Dividends
Dec-46         1.00              1.00
Dec-47         1.09              1.18
Dec-48         1.12              1.31
Dec-49         1.10              1.61
Dec-50         1.16              2.07
Dec-51         1.23              1.99
Dec-52         1.24              1.99
Dec-53         1.25              2.04
Dec-54         1.24              2.17
Dec-55         1.25              2.31
Dec-56         1.28              2.45
Dec-57         1.32              2.52
Dec-58         1.35              2.46
Dec-59         1.37              2.58
Dec-60         1.39              2.75
Dec-61         1.40              2.85
Dec-62         1.41              3.00
Dec-63         1.44              3.21
Dec-64         1.45              3.52
Dec-65         1.48              3.83
Dec-66         1.53              4.04
Dec-67         1.58              4.11
Dec-68         1.65              4.32
Dec-69         1.75              4.45
Dec-70         1.85              4.42
Dec-71         1.91              4.32
Dec-72         1.98              4.44
Dec-73         2.15              4.76
Dec-74         2.41              5.07
Dec-75         2.58              5.18
Dec-76         2.71              5.70
Dec-77         2.89              6.58
Dec-78         3.15              7.14
Dec-79         3.57              7.96
Dec-80         4.01              8.68
Dec-81         4.37              9.34
Dec-82         4.54              9.68
Dec-83         4.71              9.99
Dec-84         4.90             10.61
Dec-85         5.08             11.13
Dec-86         5.14             11.66
Dec-87         5.37             12.41
Dec-88         5.60             13.70
Dec-89         5.86             15.56
Dec-90         6.22             17.04
Dec-91         6.41             17.18
Dec-92         6.60             17.44
Dec-93         6.78             17.72
Dec-94         6.96             18.56
Dec-95         7.14             19.42
Dec-96         7.38             20.99


Sources: Ibbotson Associates, Stocks, Bonds, Bills and Inflation and Standard and Poor's Security Price Index Record


Historical equity index returns suggest that stocks provide superior investment returns over the long term. Over short periods of time, however, the prices of individual stocks and the stock market as a whole can be very volatile. The table below shows best and worst average annual total returns for the S&P 500 over time spans of one, five, 10 and 20 years between 1926 and 1996.

VARIABILITY OF S&P 500 RETURNS
--------------------------------------------------------
                  1 YR      5 YRS     10 YRS    20 YRS
Best             53.99%     23.92%    20.06%    16.86%
Worst           -43.34%    -12.47%    -0.89%     3.11%
--------------------------------------------------------

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation. This analysis is based on historical annual total return figures for the S&P 500.

Notice that the difference between the best and worst return decreases as the measure of time increases. Stock market investing may not make sense for you unless you are prepared to ride out the markets' ups and downs.

As indicated below, Chart 3 compares the historical risk vs. reward characteristics of stocks (represented by the S&P 500), bonds (represented by a 20-year U.S. Treasury bond), and Treasury bills. As you can see, historically, stocks have provided higher returns at greater risk than Treasury bonds and bills over the long term.

[bullet chart - data below]


CHART 3-Risk vs. Reward (1926-1996)
                                     T-Bills      Govt. Bonds       S&P 500
Average Annual Total Return          3.74%            5.08%         10.71%
Standard Deviation                   3.26%            9.21%         20.32%


Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.


The historical S&P 500 data presented here are not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Funds, during the periods


8    Information Regarding the Funds                American Century Investments


shown. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. Investors cannot invest directly in the S&P 500. The historical conditions that gave rise to the patterns illustrated here may not be repeated. Transaction costs and other expenses of managing a common stock portfolio are not reflected in the figures shown. S&P 500 is a registered service mark of Standard and Poor's Corporation.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS

For additional information regarding the investment practices of the Funds, see the Statement of Additional Information.

PORTFOLIO TURNOVER

The portfolio turnover rates of the Funds are shown in the Financial Highlights tables on pages 5 and 6 of this Prospectus.

Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular Fund's objectives. The Manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives, and accordingly, the annual portfolio turnover rate cannot be anticipated.

The portfolio turnover of each Fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the Funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a Fund since short-term capital gains are taxable as ordinary income.

CONVERTIBLE SECURITIES


Although the Funds' equity investments consist primarily of common stock, each Fund may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks, and warrants. The Manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.


INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

The Funds may buy or sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to indexes on types or groups of bonds) and write or buy put and call options relating to interest rate futures contracts.


For options sold, a Fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

A Fund will deposit appropriate liquid assets or cash in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.


The Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a Fund invests without the large cash investments required for dealing in such markets, they may subject a Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.


Prospectus                                  Information Regarding the Funds    9



The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.


See the Statement of Additional Information for further information about these instruments and their risks.

SHORT-TERM INSTRUMENTS

For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less. Such instruments may include U.S. government securities, certificates of deposit, commercial paper, and bankers' acceptances.

Each Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the Manager pursuant to guidelines established by the Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

Each Fund may invest up to 5% of its total assets in any money market fund advised by the Manager, provided that the investment is consistent with the Funds' respective investment policies and restrictions.

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers, including instruments that trade on domestic or foreign securities exchanges in U. S. dollars or foreign currencies. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.


SECURITIES LENDING


In order to realize additional income, each Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund making the loan must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. This practice could result in a loss or a delay in recovering the Fund's securities. Such loans may not exceed one-third of each Fund's total assets taken at market value.

OTHER TECHNIQUES

The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Funds. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

PERFORMANCE ADVERTISING

From time to time, the Funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield.


Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.



10   Information Regarding the Funds                American Century Investments


A quotation of yield reflects a Fund's income over a stated period of time expressed as a percentage of the Fund's share price. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of Fund expenses) calculated on each day's market values, dividing this sum by the average number of Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

The Funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


Prospectus                                  Information Regarding the Funds   11


                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

The  Funds  offered  by  this  Prospectus  are a part  of the  American  Century
Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY

The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 17.

HOW TO OPEN AN ACCOUNT

To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

The minimum investment is $2,500 ($1,000 for IRAs). These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "Automatic Investment Plan," page 13.

The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

PLEASE NOTE: IF YOU REGISTER YOUR ACCOUNT AS BELONGING TO MULTIPLE OWNERS (E.G., AS JOINT TENANTS), YOU MUST PROVIDE US WITH SPECIFIC AUTHORIZATION ON YOUR APPLICATION IN ORDER FOR US TO ACCEPT WRITTEN OR TELEPHONE INSTRUCTIONS FROM A SINGLE OWNER. OTHERWISE, ALL OWNERS WILL HAVE TO AGREE TO ANY TRANSACTIONS THAT INVOLVE THE ACCOUNT (WHETHER THE TRANSACTION REQUEST IS IN WRITING OR OVER THE TELEPHONE).

You may invest in the following ways:

BY MAIL

Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

You may make your initial investment by wiring funds. To do so, call us or mail a completed application and provide your bank with the following information:

o  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

o  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

o  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

o  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.

o  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):
   o Taxpayer identification or Social Security number.
   o If more than one account, account numbers and amount to be invested in each account.


12 How to Invest with American Century Investments  American Century Investments



   o Current  tax year,  previous  tax year or rollover  designation  if an IRA.
     Specify  whether  IRA,  SEP-IRA,  SARSEP-IRA,  SIMPLE  Employer  or  SIMPLE
     Employee.


BY EXCHANGE

Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

4500 Main Street
Kansas City, Missouri 64111


4917 Town Center Drive
Leawood, Kansas 66211


1665 Charleston Road
Mountain View, California 94043

2000 S. Colorado Blvd.
Denver, Colorado 80222

SUBSEQUENT INVESTMENTS


Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments:
$250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


BY MAIL


When making subsequent investments, enclose your check with the investment slip portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

You  may  make  subsequent   investments  by  wire.  Follow  the  wire  transfer
instructions on page 12 and indicate your account number.

IN PERSON


You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN


You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

As long as you meet any minimum investment requirements, you may exchange your Fund shares to our other funds up to six times per year per account. An exchange request will be processed the same day it is received if it is received before the Funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 18.

For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our


Prospectus                  How to Invest with American Century Investments   13


Investor Services Guide for further information about exchanges.

BY MAIL

You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

You can make exchanges over the phone (either with an Investor Services Representative or using our Automated Information Line-see page 15) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 15.

BY TELEPHONE

If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call to request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds directly to you or your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

Whenever the shares held in an account have a value of less than the required minimum, a letter will


14 How to Invest with American Century Investments  American Century Investments


be sent advising you of to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

o redeeming more than $25,000; or

o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

You may obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

Our special shareholder services include:

AUTOMATED INFORMATION LINE

We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

You may contact us 24 hours a day, seven days a week at www.americancentury.com to access your Funds' daily share prices, receive updates on major market indexes and view historical performance of your Funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balance and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange


Prospectus                  How to Invest with American Century Investments   15


limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

o Individual Retirement Accounts ("IRAs");

o 403(b) plans for employees of public school systems and non-profit organizations; or

o Profit sharing plans and pension plans for corporations and other employers.

If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the Manager, they are of a size that would disrupt the management of the Fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investors Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.


16   How to Invest with American Century InvestmentsAmerican Century Investments


REPORTS TO SHAREHOLDERS

At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

With the exception of most automatic transactions, each time you invest, redeem,
transfer  or  exchange   shares,   we  will  send  you  a  confirmation  of  the
transactions. See the Investor Services Guide for more detail.

CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

No later than January 31st of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT PLANS AND INSTITUTIONAL ACCOUNTS

Information  contained in our Investor  Services Guide pertains to  shareholders
who  invest   directly   with   American   Century   rather   than   through  an
employer-sponsored retirement plan or through a financial intermediary.

If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the Funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

If you own or are considering purchasing Fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


Prospectus                  How to Invest with American Century Investments   17


ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED


The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for Target Maturities is determined one hour prior to the close of the Exchange.


Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a Fund received by us or one of our agents before the net asset value of the Fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined, on the next day the Exchange is open.

Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the net asset value is determined.

Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

Investment and transaction instructions received by us on any business day by mail before the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Funds' procedures or any contractual arrangements with the Funds or the Funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

The valuation of assets for determining net asset value may be summarized as follows:

Portfolio securities of each Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

The net asset values of the Funds are published in leading newspapers daily. The net asset values, as well as yield information on the Funds and all the other funds in the American Century family of funds, may be obtained by calling us or by accessing our Web site at www.americancentury.com.


18   Additional Information You Should Know         American Century Investments


DISTRIBUTIONS


At the close of each day including Saturdays, Sundays and holidays, net income of Income & Growth is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year. Equity Growth's dividends are declared and paid quarterly in March, June, September and December.

THE OBJECTIVE OF EQUITY GROWTH IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU ARE ENCOURAGED TO MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.


You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 18. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

A distribution on shares of a Fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.


Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.


TAXES

Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares


Prospectus                           Additional Information You Should Know   19


held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when a Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.


If you have not complied with certain provisions of the Internal Revenue Code, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


Redemption of shares of a Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT


The Funds are diversified, open-end series of the American Century Quantitative Equity Funds (the "Company"). The Company, organized as a California Corporation on December 31, 1987, was formerly known as Benham Equity Funds. Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the Company. Acting pursuant to an investment advisory agreement entered into with the Company, Benham Management Corporation (the "Manager") serves as the investment advisor of the Funds. Its principal place of business is 1665 Charleston Road, Mountain View, California 94043. The Manager has been providing investment advisory services to investment companies and other clients since 1971.


In  June  1995,  American  Century  Companies,   Inc.  ("ACC")  acquired  Benham
Management International, Inc., the then-parent company of the Manager. In the acquisition, the Manager became a wholly owned subsidiary of ACC.

The Manager supervises and manages the investment portfolio of each Fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio


20   Additional Information You Should Know         American Century Investments



managers and analysts acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Funds' portfolios as they deem appropriate in pursuit of the Funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of a Fund or of sectors of a Fund as necessary between team meetings.


The portfolio manager members of the teams managing the Funds described in this Prospectus and their work experience for the last five years are as follows:

STEVEN COLTON, Portfolio Manager, has been primarily responsible for the day-to-day operation of Income & Growth since December 1990 and has been a member of the team that manages Equity Growth since June 1996. Mr. Colton joined American Century in 1987.

DONG ZHANG, Portfolio Manager, has been primarily responsible for the day-to-day management of the Equity Growth since June 1996 and has been a member of the team that manages Income & Growth since June 1996. Mr. Zhang joined American Century in 1993 and received his Ph.D. in Physics from Stanford University.

The activities of the Manager are subject only to direction of the Funds' Board of Directors. For the services provided to the Funds, the Manager receives an annual fee which cannot exceed 0.50% of average daily net assets. The Manager's fee drops to a marginal rate of 0.19% of average daily net assets as the Company's assets increase.

CODE OF ETHICS

The Company and the Manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES


American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, (the "transfer agent") acts as transfer agent and dividend-paying agent for the Funds. It provides facilities, equipment and personnel to the Funds, and is paid for such services by the Funds. For administrative services, each Fund pays the transfer agent a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager. The administrative fee rate ranges from 0.11% to 0.08% of average daily net assets, dropping as assets advised by the Manager increase. For transfer agent services, each Fund pays the transfer agent a monthly fee for each shareholder account maintained and for each shareholder transaction executed during that month.


The Funds  charge  no sales  commissions,  or  "loads,"  of any  kind.  However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Funds at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.


Prospectus                           Additional Information You Should Know   21


The Manager and the transfer agent are both wholly owned by ACC, James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares offered by this Prospectus. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

EXPENSES

Each Fund pays certain operating expenses directly, including, but not limited to: custodian, audit, and legal fees; fees of the independent Directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering Fund shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent Director compensation.

FURTHER INFORMATION ABOUT AMERICAN CENTURY


American Century Quantitative Equity Funds is a open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.


The principal office of the Company is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls:
816-531-5575).

American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one Fund are voted upon only by that Fund.

Shares have cumulative voting rights only as prescribed by California law. This means that shareholders have the right to cumulate votes in the election (or removal) of Directors.

Unless required by the 1940 Act, it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Directors or the appointment of auditors. However, pursuant to the Company's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Company hold a special meeting of shareholders. The Company will assist in the communication with other shareholders.

WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


22   Additional Information You Should Know         American Century Investments


                                     NOTES


                                                                      Notes   23


                                     NOTES


24   Notes                                          American Century Investments


                                     NOTES


                                                                      Notes   25


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9704           [recycled logo]
SH-BKT-8224       Recycled

                                   PROSPECTUS

                            [american century logo]
                                    American
                                  Century(sm)


                                  MAY 1, 1997


                                    AMERICAN
                                    CENTURY
                                     GROUP

                                  Global Gold
                            Global Natural Resources
                                 Utilities Fund

                                 [front cover]


                          AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS

  Benham Group(R)            American Century Group   Twentieth Century(R) Group

 MONEY MARKET FUNDS            ASSET ALLOCATION &
GOVERNMENT BOND FUNDS            BALANCED FUNDS               GROWTH FUNDS
DIVERSIFIED BOND FUNDS      CONSERVATIVE EQUITY FUNDS     INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS

                                  Global Gold
                            Global Natural Resources
                                 Utilities Fund


                                   PROSPECTUS


                                   MAY 1, 1997


                    Global Gold o Global Natural Resources o
                                 Utilities Fund

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Three of the funds from our American Century Group that invest in specialized equity markets, are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


This Prospectus gives you information about the Funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 1, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          American Century Investments
                       4500 Main Street o P.O. Box 419200
               Kansas City, Missouri 64141-6200 o 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-444-3485
                       Internet: www.americancentury.com

Additional   information,   including  this  Prospectus  and  the  Statement  of
Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1


                       INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY GLOBAL GOLD FUND

Global Gold seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

AMERICAN CENTURY GLOBAL NATURAL RESOURCES FUND

Global Natural Resources seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries.

The Fund invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors ("Sectors") of the Dow Jones World Stock Index* ("DJWSI"), excluding chemical companies.

AMERICAN CENTURY UTILITIES FUND

The Utilities Fund seeks current income and long-term growth of capital and income.

The Fund invests primarily in equity securities of companies engaged in the utilities industry. One feature that distinguishes the Fund from other utility funds is that it attempts to provide investors with a consistent level of monthly dividend income, although there is no guarantee that it will be able to do so.

 There is no assurance that the Funds will achieve their respective investment objectives.

  * The DJWSI is property of Dow Jones & Company, Inc. which is not affiliated with American Century.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2    Investment Objectives                          American Century Investments


                               TABLE OF CONTENTS


Investment Objectives of the Funds.............................................2
Transaction and Operating Expense Table........................................4
Financial Highlights...........................................................5


                        INFORMATION REGARDING THE FUNDS


Investment Policies of the Funds...............................................8
   Core Investment Strategies..................................................8
   Global Gold.................................................................8
   Global Natural Resources ...................................................9
   Utilities Fund.............................................................10
Risk Factors and Investment Techniques........................................11
   Concentration Risk.........................................................11
     Global Gold..............................................................11
     Global Natural Resources.................................................11
     Utilities Fund...........................................................11
   Foreign Securities Risk....................................................12
   Risk of Using the Funds as a Hedge.........................................13
Other Investment Practices, Their Characteristics
   and Risks..................................................................13
   Portfolio Turnover.........................................................13
   Convertible Securities.....................................................13
   When-Issued and Forward Commitment
     Agreements...............................................................13
   Forward Currency Exchange Contracts........................................14
   Gold Investments...........................................................14
   Short-Term Instruments.....................................................15
   Interest Rate Swaps........................................................15
   Securities Lending.........................................................15
   Interest Rate Futures Contracts and
     Options Thereon..........................................................15
   Rule 144A Securities.......................................................16
   Indexed Securities.........................................................16
   Other Techniques...........................................................16
Performance Advertising.......................................................17


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments..................................................18
Investing in American Century.................................................18
How to Open an Account........................................................18
     By Mail..................................................................18
     By Wire..................................................................18
     By Exchange..............................................................19
     In Person................................................................19
   Subsequent Investments.....................................................19
     By Mail..................................................................19
     By Telephone.............................................................19
     By Online Access.........................................................19
     By Wire..................................................................19
     In Person................................................................19
   Automatic Investment Plan..................................................19
How to Exchange from One Account to Another...................................19
     By Mail..................................................................20
     By Telephone.............................................................20
     By Online Access.........................................................20

How to Redeem Shares..........................................................20
     By Mail..................................................................20
     By Telephone.............................................................20
     By Check-A-Month.........................................................20
     Other Automatic Redemptions..............................................20
   Redemption Proceeds........................................................20
     By Check.................................................................20
     By Wire and ACH..........................................................20
   Redemption of Shares in Low-Balance Accounts...............................21
Signature Guarantee...........................................................21
Special Shareholder Services..................................................21
     Automated Information Line...............................................21
     Online Account Access....................................................21
     Open Order Service.......................................................21
     Tax-Qualified Retirement Plans...........................................22
Important Policies Regarding Your Investments.................................22
Reports to Shareholders.......................................................23
Employer-Sponsored Retirement Plans and
   Institutional Accounts.....................................................23

                     ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price...................................................................24
   When Share Price is Determined.............................................24
   How Share Price is Determined..............................................24
   Where to Find Information About Share Price................................24
Distributions.................................................................25
Taxes.........................................................................25
   Tax-Deferred Accounts......................................................25
   Taxable Accounts...........................................................25
Management....................................................................26
   Investment Management......................................................26
   Code of Ethics.............................................................27
   Transfer and Administrative Services.......................................27
Distribution of Fund Shares...................................................27
Expenses......................................................................28
Further Information About American Century....................................28


Prospectus                                                Table of Contents    3


                     TRANSACTION AND OPERATING EXPENSE TABLE

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases...................................  none      none       none
Maximum Sales Load Imposed on Reinvested Dividends........................  none      none       none
Deferred Sales Load.......................................................  none      none       none
Redemption Fee(1).........................................................  none      none       none
Exchange Fee..............................................................  none      none       none


ANNUAL FUND OPERATING EXPENSES:(2)
(as a percentage of net assets)
Management Fees..........................................................   .30%      .16%       .30%
12b-1 Fees................................................................  none      none       none
Other Expenses...........................................................   .32%      .60%       .41%
Total Fund Operating Expenses............................................   .62%      .76%       .71%

EXAMPLE
You would pay the following expenses on a                       1 year        $6        $8         $7
$1,000 investment, assuming a 5% annual return and             3 years        20        24         23
redemption at the end of each time period:                     5 years        35        42         40
                                                              10 years        77        94         88

(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) Benham Management Corporation (the "Manager") has agreed to limit each
   Fund's total operating expenses to specified percentages of each Fund's average daily net assets. The agreement provides that the Manager may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, Fund expenses were less than the expense limit in effect at that time. The current expense limit for each of the Funds is 0.75%. Amounts paid by unaffiliated third parties do not apply to this expense limit. These expense limits are subject to annual renewal in June. If the expense limitations were not in effect, the Global Natural
   Resources' Management Fee, Other Expenses and Total Fund Operating Expenses would be as follows, respectively: 0.35%, 0.61% and 0.96%.


Each Fund pays the Manager advisory fees equal to an annualized percentage of each Fund's average daily net assets. Other expenses include administrative and transfer agent fees paid to American Century Services Corporation.


The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the shares of the Funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.


Neither the 5% rate of return nor the expenses shown above should be considered indications of past or future returns and expenses. Actual returns and expenses may be greater or less than those shown.


4    Transaction and Operating Expense Table        American Century Investments



                              FINANCIAL HIGHLIGHTS
                                   GLOBAL GOLD

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                             1996     1995      1994      1993      1992      1991      1990     1989      1988(1)
PER-SHARE DATA
Net Asset Value,
Beginning of Period.......................  $12.37    $11.33    $13.67     $7.55    $8.28     $9.35    $11.71    $9.05    $10.00
                                            ------    ------    ------     -----    -----     -----    ------    -----    ------
Income from Investment Operations
   Net Investment Income .................    0.06      0.02      0.03      0.01     0.02      0.02        --     0.04      0.09
   Net Realized and Unrealized Gain
   (Loss) on Investment Transactions......  (0.40)      1.03    (2.32)      6.12   (0.73)    (1.07)    (2.27)     2.75    (0.97)
                                            -----       ----    -----       ----   -----     -----     -----      ----    -----
   Total from
   Investment Operations..................  (0.34)      1.05    (2.29)      6.13   (0.71)    (1.05)    (2.27)     2.79    (0.88)
                                            -----       ----    -----       ----   -----     -----     -----      ----    -----
Distributions
   From Net Investment Income.............  (0.06)    (0.01)    (0.02)    (0.01)   (0.02)    (0.02)        --   (0.04)    (0.07)
   From Net Realized Gains
   on Investment Transactions.............  (0.64)        --        --        --       --        --    (0.09)   (0.09)        --
   In Excess of Net Realized Gains
   on Investment Transactions.............      --        --    (0.03)        --       --        --        --       --        --
                                            -----       ----    -----       ----   -----     -----     -----      ----    -----
   Total Distributions....................  (0.70)    (0.01)    (0.05)    (0.01)   (0.02)    (0.02)    (0.09)   (0.13)    (0.07)
                                            -----     -----     -----     -----    -----     -----     -----    -----     -----
Net Asset Value, End of Period............  $11.33    $12.37    $11.33    $13.67    $7.55     $8.28     $9.35   $11.71     $9.05
                                            ======    ======    ======    ======    =====     =====     =====   ======     =====
   Total Return(2)........................ (2.76)%     9.25%  (16.75)%    81.22%  (8.65)%  (11.23)%  (19.43)%   29.93%   (9.19)%

RATIOS/SUPPLEMENTAL DATA
   Ratio of Operating Expenses
   to Average Net Assets(3)...............   0.62%     0.61%     0.61%     0.72%    0.75%     0.75%     0.96%    1.00%        --
   Ratio of Net Investment Income
   to Average Net Assets..................   0.46%     0.17%     0.20%     0.23%    0.23%     0.30%     0.01%    0.36%  2.04%(4)
   Portfolio Turnover Rate................     45%       28%       42%       28%      53%       56%       21%      34%        1%
   Average Commission Paid per
   Investment Security Traded............. $0.0289   $0.0350     --(5)     --(5)    --(5)     --(5)     --(5)    --(5)     --(5)
   Net Assets, End of Period
   (in thousands).........................$432,587  $537,693  $568,030  $616,347 $163,777  $124,436  $104,163  $61,786    $7,683

(1) Commencement of operations for Global Gold was August 17, 1988.

(2)Total  return   assumes   reinvestment   of  dividends   and  capital   gains
   distributions,  if any.  Total returns for periods less than one year are not annualized.

(3)The ratios for the periods beginning with the year ended December 31, 1995, include expenses paid through expense offset arrangements.

(4)Annualized. (The period ended December 31, 1988, includes 0.76% from nonrecurring income.)

(5)Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.

Prospectus                                             Financial Highlights    5



                              FINANCIAL HIGHLIGHTS
                            GLOBAL NATURAL RESOURCES

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                                        1996          1995       1994(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period..............................    $10.66         $9.61       $10.00
                                                                      ------         -----       ------
Income from Investment Operations
     Net Investment Income.........................................     0.17         0.16          0.07
     Net Realized and Unrealized Gain
        (Loss) on Investment Transactions..........................     1.46         1.22         (0.42)
                                                                        ----         ----         -----
     Total from Investment Operations..............................     1.63         1.38         (0.35)
                                                                        ----         ----         -----

Distributions
     From Net Investment Income....................................    (0.17)       (0.16)        (0.04)
     From Net Realized Capital Gains on
        Investment Transactions....................................    (0.21)       (0.17)           --
                                                                        ----         ----         -----
     Total Distributions...........................................    (0.38)       (0.33)        (0.04)
                                                                        ----         ----         -----

Net Asset Value, End of Period.....................................   $11.91       $10.66         $9.61
                                                                      ======       ======         =====
     TOTAL RETURN(2)...............................................    15.45%       14.41%        (3.48)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets(3).................   0.76%        0.76%            --
Ratio of Net Investment Income to Average Net Assets.................   1.78%        2.02%      2.74%(4)
Portfolio Turnover Rate .............................................     53%          39%            --
Average Commission Paid per Investment Security Traded............... $0.0305      $0.0280         --(5)
Net Assets, End of Period (in thousands)............................. $66,021      $30,157       $18,972


(1)Commencement  of operations  for Global  Natural  Resources was September 15,
   1994.

(2)Total  return   assumes   reinvestment   of  dividends   and  capital   gains
   distributions,  if any.  Total  return for periods less than one year are not annualized.

(3)The ratios for the periods beginning with the year ended December 31, 1995, include expenses paid through expense offset arrangements.

(4) Annualized.

(5)Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


6    Financial Highlights                           American Century Investments



                              FINANCIAL HIGHLIGHTS
                                 UTILITIES FUND

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                                    1996        1995        1994       1993(1)
PER-SHARE DATA
Net Asset Value,
Beginning of Period.............................................   $11.44       $8.79      $10.24      $10.00
                                                                   ------      ------      ------      ------
Income from Investment Operations
     Net Investment Income .....................................     0.45        0.42        0.44        0.36
     Net Realized and Unrealized Gain
     (Loss) on Investment Transactions..........................     0.08        2.65      (1.45)        0.30
                                                                   ------      ------      ------      ------
     Total from
     Investment Operations......................................     0.53        3.07      (1.01)        0.66
                                                                   ------      ------      ------      ------
Distributions
     From Net Investment Income.................................   (0.46)      (0.42)      (0.44)      (0.36)
     From Net Realized Gains on Investment Transactions.........       --          --          --      (0.06)
                                                                   ------      ------      ------      ------
     Total Distributions........................................   (0.46)      (0.42)      (0.44)      (0.42)
                                                                   ------      ------      ------      ------
Net Asset Value, End of Period..................................   $11.51      $11.44       $8.79      $10.24
                                                                   ======      ======       =====      ======

     TOTAL RETURN(2)............................................    4.82%      35.70%    (10.03)%       6.60%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets(3)...................................    0.71%       0.75%       0.75%    0.50%(4)
     Ratio of Net Investment Income
     to Average Net Assets......................................    3.88%       4.31%       4.67%    4.23%(4)
     Portfolio Turnover Rate....................................      93%         68%         61%         39%
     Average Commission
     Paid per Investment Security Traded........................  $0.0381     $0.0300       --(5)       --(5)
     Net Assets, End of Period (in thousands)................... $145,134    $218,794    $152,570    $194,314

(1) Commencement of operations for Utilities Fund was March 1, 1993.

(2)Total  return   assumes   reinvestment   of  dividends   and  capital   gains
   distributions,  if any.  Total  return for periods less than one year are not annualized.

(3)The ratios for the periods beginning with the year ended December 31, 1995, include expenses paid through expense offset arrangements.

(4) Annualized.

(5)Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


Prospectus                                             Financial Highlights    7


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

The Funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Funds identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

CORE INVESTMENT STRATEGIES

The Manager uses quantitative management strategies in pursuit of the Funds' respective investment objectives. Quantitative management combines two investment management approaches. The first is active management, which allows the advisor to select investments for a fund without reference to an index or investment model. The second is indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

The primary management technique the Manager uses is portfolio optimization. The Manager constructs the Fund's portfolio to match the Fund benchmarks' risk characteristics and, in turn, the benchmarks' performance.

GLOBAL GOLD

Global Gold seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The Manager will construct Global Gold's portfolio to match the risk characteristics of the market for gold and gold-related equity securities and, in turn, attempt to produce performance indicative of performance in the worldwide gold equities market. As part of evaluating and determining the appropriate investments for Global Gold, the Manager intends to utilize various benchmarks, including worldwide gold market indices, such as the FT-SE(R) Gold Mines Index.

The FT-SE(R) Gold Mines Index (the "Index") is compiled and calculated by FT-SE International Limited ("FT-SE") under the joint license of the Financial Times Ltd. ("FT") and the London Stock Exchange Limited (the "Stock Exchange"). FT-SE calculates the Index in conjunction with the Institute of Actuaries and the Faculty of Actuaries. However, neither FT-SE nor the Stock Exchange nor FT shall be liable to any person for any error in the Index and neither FT-SE or Exchange or FT shall be under any obligation to advise any person of any error therein. Global Gold is not in any way sponsored, endorsed, sold or promoted by FT-SE, the Stock Exchange or FT. Neither FT-SE, the Stock Exchange nor FT makes any warranty or representation whatsoever as to the results to be obtained from the use of the Index and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. FT-SE(R) is a trademark of the Stock Exchange and FT and is used by FT-SE under license.

Global Gold will concentrate its investments in securities of companies throughout the world which are engaged in mining, processing or dealing with gold or other precious metals ("Gold Companies"). This means that at least 25% of Global Gold's total assets must be invested in Gold Companies. Under normal circumstances, at least 65% of the value of Global Gold's total assets will be invested in securities of issuers engaged in gold operations, including securities of gold mining finance companies, as well as operating companies with long-, medium- or short-life gold mines.

Global Gold may invest in common stocks, securities convertible into common stocks and sponsored or unsponsored American Depositary Receipts ("ADRs") for the securities of Gold Companies, all of which


8    Information Regarding the Funds                American Century Investments


may be traded on a securities exchange or over-the-counter. In seeking income or in times when a conservative policy is warranted, Global Gold may also purchase preferred stocks and debt securities, such as notes, bonds, debentures or commercial paper, any of which may or may not be rated by nationally recognized securities rating agencies.

As part of its global investment strategy, Global Gold will normally invest in securities of issuers located in at least three different countries, one of which may be the United States. For temporary defensive purposes, however, Global Gold may invest in less than three countries. The Manager anticipates that a substantial portion of Global Gold's assets will be invested in securities of companies domiciled in or operating in one or more foreign countries. There are certain risks which are posed to Global Gold when it invests in foreign securities. See "Risk Factors and Investment Techniques--Foreign Securities Risk," page 12. These risks may be greater as Global Gold increases its investments in regions outside North America.

The Manager works to balance three goals:

o To construct Global Gold's portfolio composition so that its risk and investment performance characteristics will match the selected benchmarks as closely as possible while meeting IRS diversification requirements;

o To keep enough cash on hand to meet shareholder redemption requests and pay operational expenses; and

o  To keep portfolio transaction costs low.

Global Gold is a "non-diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"), which means that the proportion of Global Gold's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, Subchapter M of the Internal Revenue Code of 1986, as amended, limits the proportion of assets a fund may invest in the securities of any single issuer. Global Gold intends to adhere to these limits in order to qualify as a regulated investment company.

GLOBAL NATURAL RESOURCES

Global Natural Resources seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries.

Global Natural Resources invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors ("Sectors") of the Dow Jones World Stock Index* ("DJWSI"), excluding chemical companies.

The DJWSI (which is market-capitalization weighted) was created on January 5, 1993, and currently consists of approximately 2,800 stocks of U.S. and foreign companies representing approximately 28 countries and 120 industry groups and subgroups in the DJWSI, which are grouped into nine broad market sectors, including the Energy and the Basic Materials sectors.

The value of the DJWSI is calculated each day the New York Stock Exchange (the "Exchange") is open for trading and is based on prices at the close of the Exchange, usually 3 p.m. Central time. Foreign securities are valued in U.S. dollars based on the exchange rates as of the close of the Exchange.

The DJWSI editors select companies and stocks based entirely on their own criteria, which they may change at any time. The DJWSI is divided into categories determined by the editors of The Wall Street Journal, who may alter their categorization without consulting the companies, the stock exchanges, or any official agency. The industries currently included in the Energy and Basic Materials sectors (excluding chemical companies) are:

*Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of the stocks included in Global Natural Resources' portfolio and has not approved any information included in the Prospectus relating thereto. The DJWSI is the property of Dow Jones & Co., Inc.

------------------------------------------------------------
ENERGY SECTOR                 BASIC MATERIALS SECTOR
------------------------------------------------------------
Coal                          Aluminum
Oil Drilling                  Other Non-Ferrous Metals
Oil Companies, Major          Forest Products
Oil Companies, Secondary      Mining, Diversified
Oilfield Equip/Services       Paper Products
Pipelines                     Precious Metals and Steel
------------------------------------------------------------

Although the chemicals industry is included in the DJWSI Basic Materials sector, Global Natural


Prospectus                                  Information Regarding the Funds    9


Resources does not invest in the chemicals industry. Typically, chemical companies do not maintain large natural resources inventories but rather, focus on chemical product development.

In order to minimize transaction costs, Global Natural Resources uses the portfolio optimization technique (described in "Core Investment Strategies," page 8) instead of holding all of the securities included in the Sectors.

Even though Global Natural Resources' portfolio is not constructed to match the composition of the Sectors, the Manager does not expect Global Natural Resources' total return to vary from the combined return of the Sectors by more than five percentage points per year. However, the Manager may periodically need to adjust Global Natural Resources' holdings to more closely match the composition of the Sectors in order to reduce performance deviation.

Sector performance is calculated monthly on a total return basis, using beginning-of-the-month capitalization weightings and assuming reinvestment of dividends. Global Natural Resources' ability to match Sector performance may, depend in part on market conditions, shareholder activity, transaction costs, Global Natural Resources' size, and tax considerations.

Global Natural Resources is a "non-diversified company" as defined in the 1940 Act, which means that the proportion of Global Natural Resources' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, Subchapter M of the Code limits the proportion of assets a fund may invest in the securities of any single issuer. Global Natural Resources intends to adhere to these limits in order to qualify as a regulated investment company.

As an operating policy, Global Natural Resources will remain as fully invested as practicable in securities of companies included in the Sectors; therefore, investors bear the risk of a general decline in the stock prices of issuers included in the Sectors. Although Global Natural Resources invests primarily in securities of companies included in the Sectors, it may also invest up to 10% of its total assets in other types of securities (see "Other Investment Practices, Their Characteristics and Risks," page 13). However, Global Natural Resources may invest up to 35% of its total assets in when-issued and forward commitment agreements if necessary to purchase Sector securities. Such investments may be made to improve portfolio diversification and to provide extra cash to meet redemptions and day-to-day operating expenses.

UTILITIES FUND

The Utilities Fund seeks current income and long-term growth of capital and income.

The Utilities Fund invests primarily in equity securities of companies engaged in the utilities industry. One feature that distinguishes the Fund from other utility funds is that it attempts to provide investors with a consistent level of monthly dividend income, although there is no guarantee that it will be able to do so.

Under normal market conditions, the Utilities Fund invests at least 75% of its total assets in equity securities of companies engaged in the utilities industry. Such companies may include: public utility companies, whose user rates are set by a government entity such as a state utilities commission; companies with non-regulated utility operations; or companies with a combination of regulated and non-regulated utility operations. Within this 75% category, the Utilities Fund will not buy shares of a company unless 50% or more of the company's revenues or net profits are derived from the ownership or operation of facilities used to provide electricity, natural gas, telecommunications services, pay television (e.g., cable), water, or sanitary services to the public.

To enhance dividend income, increase portfolio diversification, or support share price stability, the Utilities Fund may invest up to 25% of its total assets in fixed-income securities (i.e., bonds issued by the U.S. government or its agencies, bonds issued by companies engaged in the utilities industry (utility bonds), or bonds issued by non-utility corporations).

The Manager may invest up to 5% of the Utilities Fund's total assets in non-utility corporate bonds. The Utilities Fund's corporate debt holdings must be of investment-grade quality.

To be considered investment-grade, a bond must be rated BBB/Baa or better by a nationally recognized statistical rating organization (a "rating agency") or be judged to be of comparable quality by the Manager


10   Information Regarding the Funds                American Century Investments


under the direction of the Board of Directors. If a bond held by the Utilities Fund is downgraded by a rating agency, the Manager will not necessarily sell the bond unless it determines that the bond is no longer of investment-grade quality.

In recent years, changes in the regulatory climate have allowed public utility companies to provide products and services outside of their traditional geographic areas. the Manager seeks to maximize the benefits from both increased competition and expanded growth prospects that are expected to arise from these changes.

The Utilities Fund is a "diversified"  investment company as defined in the 1940
Act.  This  means  that   investments  in  any  single  issuer  are  limited  by
restrictions under the 1940 Act.

RISK FACTORS AND INVESTMENT TECHNIQUES

The Funds may be an appropriate component of a stock portfolio for investors seeking total return through investments in stocks (both equity and specialized), bonds and short-term instruments. The Funds work best for long-term investors who are prepared to endure fluctuations in the values of the special market categories in which each of the Funds invests. Since each Fund concentrates its investment in a specific industry, the share price of each Fund is likely to be more volatile than the share price of a fund that diversifies across multiple industries. An investment in any one of the Funds does not constitute a balanced investment plan.

CONCENTRATION RISK

Because each of the Funds concentrates its investments in a particular industry or sector, each may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. Each Fund therefore serves a different purpose than a general stock fund. Each Fund is particularly vulnerable to risks specific to those faced acutely by those issuers in their area of specialty.

GLOBAL GOLD

Many investors perceive that gold investments hedge against inflation, currency devaluations, and general stock market declines; however, there is no assurance that these historical inverse relationships will persist. Changing market conditions (i.e., fluctuating operating costs, political events, and changes in interest rates and currency rates) may affect gold prices and tend to have a more exaggerated effect on gold stocks. Because of their high share price volatility, gold stocks are considered speculative and may affect Global Gold's share price. Investment in Global Gold shares may involve special considerations, including: fluctuations in the price of gold; the potential effect of the concentration of the sources of supply of gold and over control of the sale of gold; changes in U.S. or foreign tax, currency or mining laws; increased environmental costs; and unpredictable monetary policies and economic and political conditions.

GLOBAL NATURAL RESOURCES

Global Natural Resources is particularly vulnerable to risks specific to natural resources companies. Historically, during periods of economic or financial instability, the securities of some natural resources companies become subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and unstable supplies of precious and industrial metals, oils, coal, timber or other natural resources. Price instability may adversely affect the earnings of natural resources companies. Natural resources companies may also be subject to risks associated with extraction of natural resources, such as mining and oil drilling accidents, and the hazards associated with natural resources such as fire and drought.

UTILITIES FUND

Public utilities companies have historically provided above-average dividends, which may make their stocks appropriate for long-term, income-oriented investors. Historically, utility stocks have generally been considered to be among the most conservative equity securities despite their vulnerability to inflation and regulation. However, increased competition and a trend toward deregulation have created opportunities for growth, as well as greater price volatility, among utilities stocks.

As indicated on page 12, Chart 1 compares the rate of dividend growth for the Standard & Poor's Utilities Index ("S&P Utilities Index") with the rate of inflation as measured by the Consumer Price Index ("CPI") over a 50-year period.


Prospectus                                  Information Regarding the Funds   11

[line graph - data below]


CHART 1 - GROWTH OF UTILITY STOCK
DIVIDENDS VS. INFLATION

             Inflation        S&P Util Divs.
Dec-46          $1.00                 $1.00
Dec-47          $1.09                 $1.08
Dec-48          $1.12                 $1.10
Dec-49          $1.10                 $1.19
Dec-50          $1.16                 $1.27
Dec-51          $1.23                 $1.32
Dec-52          $1.24                 $1.32
Dec-53          $1.25                 $1.41
Dec-54          $1.24                 $1.48
Dec-55          $1.25                 $1.56
Dec-56          $1.28                 $1.69
Dec-57          $1.32                 $1.79
Dec-58          $1.35                 $1.84
Dec-59          $1.37                 $1.95
Dec-60          $1.39                 $2.04
Dec-61          $1.40                 $2.15
Dec-62          $1.41                 $2.25
Dec-63          $1.44                 $2.37
Dec-64          $1.45                 $2.55
Dec-65          $1.48                 $2.74
Dec-66          $1.53                 $2.96
Dec-67          $1.58                 $3.14
Dec-68          $1.65                 $3.29
Dec-69          $1.75                 $3.38
Dec-70          $1.85                 $3.48
Dec-71          $1.91                 $3.57
Dec-72          $1.98                 $3.64
Dec-73          $2.15                 $3.74
Dec-74          $2.41                 $3.80
Dec-75          $2.58                 $3.95
Dec-76          $2.71                 $4.13
Dec-77          $2.89                 $4.45
Dec-78          $3.15                 $4.76
Dec-79          $3.57                 $5.12
Dec-80          $4.01                 $5.45
Dec-81          $4.37                 $5.87
Dec-82          $4.54                 $6.29
Dec-83          $4.71                 $6.65
Dec-84          $4.90                 $7.11
Dec-85          $5.08                 $7.40
Dec-86          $5.14                 $7.73
Dec-87          $5.37                 $8.11
Dec-88          $5.60                 $8.37
Dec-89          $5.86                 $8.67
Dec-90          $6.22                 $9.11
Dec-91          $6.41                 $9.35
Dec-92          $6.60                 $9.40
Dec-93          $6.78                 $9.52
Dec-94          $6.96                 $9.74
Dec-95          $7.14                 $9.76
Dec-96          $7.38                $10.59


Historically, common stock dividend yields for public utility companies have exceeded comparable figures for the broader market while offering investors comparatively less share price volatility. Chart 2 compares common stock dividend yields for the S&P Utilities Index with those of the broader Standard & Poor's 500 Composite Stock Price Index ("S&P 500") from 1947 to 1996.

[line graph - data below]

CHART 2 - STOCK DIVIDEND YIELDS
S&P UTILITIES INDEX VS. S&P 500
             S&P 500 Yield       S&P Util Index Yield
Dec-47               5.49%                      6.02%
Dec-48               6.12%                      6.23%
Dec-49               6.80%                      5.42%
Dec-50               7.20%                      5.98%
Dec-51               5.93%                      5.52%
Dec-52               5.31%                      4.89%
Dec-53               5.84%                      5.10%
Dec-54               4.28%                      4.53%
Dec-55               3.61%                      4.48%
Dec-56               3.73%                      4.85%
Dec-57               4.48%                      5.07%
Dec-58               3.17%                      3.86%
Dec-59               3.06%                      3.96%
Dec-60               3.36%                      3.59%
Dec-61               2.82%                      3.02%
Dec-62               3.38%                      3.36%
Dec-63               3.04%                      3.25%
Dec-64               2.95%                      3.11%
Dec-65               2.94%                      3.30%
Dec-66               3.57%                      3.88%
Dec-67               3.03%                      4.33%
Dec-68               2.96%                      4.29%
Dec-69               3.43%                      5.49%
Dec-70               3.41%                      5.14%
Dec-71               3.01%                      5.43%
Dec-72               2.67%                      5.42%
Dec-73               3.46%                      7.25%
Dec-74               5.25%                     10.32%
Dec-75               4.08%                      8.08%
Dec-76               3.77%                      6.93%
Dec-77               4.90%                      7.40%
Dec-78               5.28%                      8.93%
Dec-79               5.23%                      9.28%
Dec-80               4.54%                      9.46%
Dec-81               5.41%                     10.08%
Dec-82               4.88%                      9.46%
Dec-83               4.30%                      9.14%
Dec-84               4.50%                      8.53%
Dec-85               3.74%                      7.22%
Dec-86               3.42%                      6.26%
Dec-87               3.57%                      7.23%
Dec-88               3.50%                      6.76%
Dec-89               3.13%                      5.05%
Dec-90               3.66%                      5.77%
Dec-91               2.93%                      5.48%
Dec-92               2.84%                      5.40%
Dec-93               2.70%                      5.02%
Dec-94               2.87%                      5.90%
Dec-95               2.24%                      4.38%
Dec-96               2.01%                      4.85%



Chart 3 illustrates historical risk (or volatility) in the utilities sector by comparing the historical risk and reward characteristics of the S&P Utilities Index with comparable figures for the S&P 500 and a U.S. Treasury bond with a remaining maturity of 20 years.

Note that while the S&P Utilities Index was less volatile than the S&P 500, it also produced lower returns than the S&P 500 during the period illustrated above. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the Exchange. Investors cannot invest directly in the S&P 500.


[bullet chart - data below]

CHART 3 - RISK VS. REWARD (1947-1996)
                                             T-Bond    S&P 500   S&P Utilities
Reward - Average Annual Total Return          5.33%     12.59%           9.36%
Risk - Standard Deviation                    10.55%     16.34%          15.73%



The charts on this page show the characteristics of utilities stocks that have attracted investors in the past. Regulatory and competitive factors are changing the utilities industry considerably, and there is no assurance that these historic trends will continue. Within any one market sector, a period of above average performance may be followed by a period of below average performance.

FOREIGN SECURITIES RISK

Because of Global Gold's policy of investing primarily in securities of companies engaged in gold mining, a substantial part of Global Gold's assets is generally invested in securities of companies domiciled or operating in one or more foreign countries. Global Natural Resources may, depending upon the composition of the Sectors, also invest in foreign securities. The Utilities Fund may invest up to 10% of its assets in securities of foreign utility companies.

Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

In particular, liquidity of a Fund's portfolio may be affected by a Fund's global exposure. While the Funds intend to acquire securities of foreign issuers only where there are public trading markets for such securities, such investments may tend to reduce the liquidity of the Fund's portfolio in the event of internal problems in such foreign countries or deteriorating relations between the United States and such countries.


12   Information Regarding the Funds                American Century Investments


Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund invested in issuers in foreign countries. In particular, investments by Global Gold in Gold Companies located in South Africa, which comprise a significant component of the global gold industry, may present greater risks to Global Gold than investments in other countries because of its relatively unstable internal political conditions.

In addition, issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available to the investing public than with sponsored ADRs. The Manager will attempt to independently accumulate and evaluate information with respect to the issuers of the underlying securities of sponsored and unsponsored ADRs to attempt to limit each Fund's exposure to the market risk associated with such investments.

RISK OF USING THE FUNDS AS A HEDGE

Many investors may perceive that Global Gold and Global Natural Resources offer a hedge against certain economic or market events. Global Gold may be perceived as a hedge against general price inflation, currency devaluations and general stock market declines. Global Natural Resources may be perceived as a hedge against commodity-price driven inflation. While there may be some empirical support to these perceptions, there is no assurance that these historical inverse relationships will persist.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

For additional information regarding the investment practices of any of the Funds, see the Statements of Additional Information.

PORTFOLIO TURNOVER

The portfolio turnover rates of the Funds are shown in the Financial Highlights tables on pages 5-7 of this Prospectus.

Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular Fund's objectives. The Manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.


The portfolio turnover of each Fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly higher transaction costs that are borne directly by the Funds. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a Fund since short-term capital gains are taxable as ordinary income.


CONVERTIBLE SECURITIES

In addition to common stock, the Funds may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks, and warrants. The Manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security tends to increase in market value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

WHEN-ISSUED AND FORWARD
COMMITMENT AGREEMENTS


Each of the Funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis without the limit when, in the opinion of the Manager, such purchases will further the investment objective of the Fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates



Prospectus                                  Information Regarding the Funds   13



of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the Fund.


FORWARD CURRENCY EXCHANGE CONTRACTS


Some of the foreign securities held by the Funds may be denominated in foreign currencies. Other securities, such as ADRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a Fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a Fund.


To protect against adverse movements in exchange rates between currencies, a Fund may, for hedging purposes only, enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract obligates a Fund to purchase or sell a specific currency at a future date at a specific price.

A Fund may elect to enter into a forward foreign currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Fund's portfolio positions generally.


By entering into a forward foreign currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a Fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each Fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.


When the Manager believes that a particular currency may decline in value compared to the dollar, a Fund may enter into forward foreign currency exchange contracts to sell the value of some or all of the Fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A Fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

Each Fund will make use of portfolio hedging to the extent deemed appropriate by the Manager. However, it is anticipated that a Fund will enter into portfolio hedges much less frequently than transaction hedges.


If a Fund enters into a forward currency exchange contract, the Fund may instruct its custodian bank to segregate cash or appropriate liquid securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a Fund's total assets will be committed to a segregated account in connection with portfolio hedging transactions.


Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a Fund against adverse currency movements through the use of forward foreign currency exchange contracts will be successful. In addition, the use of forward foreign currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S.
dollar.

GOLD INVESTMENTS

Global Gold may purchase gold, gold certificates, or gold futures (referred to collectively as "Gold Investments"), although it will not purchase gold in any form that is not readily marketable and that cannot be stored in accordance with custody regulations applicable to mutual funds.

The Manager may use a Gold Investment when it judges the price of gold to be artificially low. The Manager may also use a Gold Investment as a hedge if it expects a rise in the price of gold to correlate with rising prices of Global Gold's other gold-related investments. If gold prices rise as the Manager predicted, proceeds from the sale of the Gold Investment may be used to cover the increased price of the hedged security. However, if the price of the Gold Investment declines, Global Gold may suffer a loss.


14   Information Regarding the Funds                American Century Investments


Direct purchases of gold bullion or coins may generate higher custody and transaction costs than other types of investments and do not generate interest or dividend income for Global Gold. The sole source of return on such investments is from gain (or losses) realized at the time of sale. Gold coins may be purchased for their intrinsic value only and not for their numismatic value.

Internal Revenue Service ("IRS") income tests and certain state laws effectively limit the amount of Gold Investments Global Gold may make. Global Gold intends to make such investments only to the extent permitted by these limits.

SHORT-TERM INSTRUMENTS

For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less.

Each Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the Manager pursuant to guidelines established by the Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the party to the agreement defaults or becomes bankrupt.

Each Fund may invest up to 5% of its total assets in money market funds advised by the Manager, provided that the investment is consistent with the Fund's respective investment policies and restrictions.

INTEREST RATE SWAPS

Global Gold may enter into interest rate swap agreements with banks or broker-dealers. These transactions may be used to help Global Gold meet IRS diversification requirements or to improve the correlation between Global Gold's total return and that of the market for gold equities.

Swap transactions used by the Manager typically involve entering into a contract with a broker-dealer to receive the total returns of a specific security or basket of securities (minus a fee) in exchange for periodic payments based on a money market interest rate index such as the London Interbank Offered Rate (LIBOR).

The Manager believes that the market for interest rate swaps is relatively liquid. However, as long as the SEC staff considers the market to be illiquid, Global Gold will treat them as such for purposes of its investment policies.


SECURITIES LENDING


In order to realize additional income, each Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund making the loan must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. Such loans may not exceed one-third of the Fund's total assets taken at market. Except for Global Natural Resources, the portfolio lending policy described in this paragraph is a fundamental policy that may be changed only by a vote of a majority of Fund shareholders.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

The Funds may buy or sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to indexes on types or groups of bonds) and write or buy put and call options relating to interest rate futures contracts.


For options sold, a Fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

A Fund will deposit appropriate liquid assets or cash in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.



Prospectus                                  Information Regarding the Funds   15


The Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a Fund invests without the large cash investments required for dealing in such markets, they may subject a Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.


The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

See the Statement of Additional Information for further information about these instruments and their risks.


RULE 144A SECURITIES

The Funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the established criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the Funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.


Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a Fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Manager will consider appropriate remedies to minimize the effect on such Fund's liquidity. No Fund may invest more than 15% of its net assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Fund shares).


INDEXED SECURITIES

Global Natural Resources may invest in indexed securities whose value is linked to commodities including, but not limited to, notes indexed to the Goldman Sachs Commodity Index ("GSCI"). The GSCI is composed of energy, agricultural, livestock and metals commodities. Global Natural Resources may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

OTHER TECHNIQUES

The Manager may buy other types of securities or employ other portfolio management techniques on behalf of a Funds. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate


16   Information Regarding the Funds                American Century Investments



liquid assets in a segregated account to cover its obligations. See the Statement of Additional Information for a more detailed discussion of these instruments and some of the risks associated with them.


PERFORMANCE ADVERTISING

From time to time, the Funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield.

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

A quotation of yield reflects a Fund's income over a stated period of time expressed as a percentage of the Fund's share price. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of Fund expenses) calculated on each day's market values, dividing this sum by the average number of Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.


The Funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.


All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


Prospectus                                  Information Regarding the Funds   17


                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

The  Funds  offered  by  this  Prospectus  are a part  of the  American  Century
Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY

The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 23.

HOW TO OPEN AN ACCOUNT

To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

The minimum investment is $2,500 ($1,000 for IRAs). These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "Automatic Investment Plan," page 19.

The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

You may invest in the following ways:

BY MAIL

Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

You may make your initial investment by wiring funds. To do so, call us or mail a completed application and provide your bank with the following information:

o  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

o  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

o  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

o  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.


18   How to Invest with American Century InvestmentsAmerican Century Investments



o  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):
   o Taxpayer identification or Social Security number
   o If more than one account, account numbers and amount to be invested in each account.
   o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE

Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

4500 Main Street
Kansas City, Missouri 64111


4917 Town Center Drive
Leawood, Kansas 66211


1665 Charleston Road
Mountain View, California 94043

2000 S. Colorado Blvd.
Denver, Colorado 80222.

SUBSEQUENT INVESTMENTS


Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments:
$250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


BY MAIL


When making subsequent investments, enclose your check with the investment slip portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

You  may  make  subsequent   investments  by  wire.  Follow  the  wire  transfer
instructions on page 18 and indicate your account number.

IN PERSON


You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

As long as you meet any minimum investment requirements, you may exchange your Fund shares to our other funds up to six times per year per account. An exchange request will be processed the same day it is received, if it is received before the Funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the


Prospectus                  How to Invest with American Century Investments   19


American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 24.

For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line-see page 21) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 21.

BY TELEPHONE

If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call to request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds directly to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission.


20   How to Invest with American Century InvestmentsAmerican Century Investments


Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES
IN LOW-BALANCE ACCOUNTS

Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

o redeeming more than $25,000; or
o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

You may obtain a signature guarantee from a bank or trust company, credit union, broker- dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

Our special shareholder services include:

AUTOMATED INFORMATION LINE

We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

You may contact us 24 hours a day, seven days a week at www.americancentury.com to access your Funds' daily share prices, receive updates on major market indexes and view historical performance of your Funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.


Prospectus                  How to Invest with American Century Investments   21


If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

Each Fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

o  Individual Retirement Accounts ("IRAs");

o  403(b)  plans  for  employees  of  public  school   systems  and   non-profit
   organizations; or

o  Profit sharing plans and pension plans for corporations and other employers.

If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1)We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the Manager, they are of a size that would disrupt the management of the Fund.

(2)We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4)Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5)If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6)We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7)All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8)Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and


22   How to Invest with American Century InvestmentsAmerican Century Investments


   are not attempting to redeem shares.

(9)If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

With the exception of most automatic transactions, each time you invest, redeem,
transfer  or  exchange   shares,   we  will  send  you  a  confirmation  of  the
transactions. See the Investor Services Guide for more detail.

CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

No later than January 31st of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT PLANS AND INSTITUTIONAL ACCOUNTS

Information  contained in our Investor  Services Guide pertains to  shareholders
who  invest   directly   with   American   Century   rather   than   through  an
employer-sponsored retirement plan or through a financial intermediary.

If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the Funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

If you own or are considering purchasing Fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


Prospectus                  How to Invest with American Century Investments   23


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE
WHEN SHARE PRICE IS DETERMINED

The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for Target Maturities is determined one hour prior to the close of the Exchange.

Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a Fund received by us or one of our agents before the net asset value of the Fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the net asset value is determined.

Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

Investment and transaction instructions received by us on any business day by mail before the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Funds' procedures or any contractual arrangement with the Funds or the Funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

The valuation of assets for determining net asset value may be summarized as follows:

The portfolio securities of each Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

The net asset values of the Funds are published in leading newspapers daily. The net asset values, as well as yield information on the Funds and all other funds in the American Century family of funds, may be obtained by calling us or by accessing our Web site at www.americancentury.com.


24   Additional Information You Should Know         American Century Investments


DISTRIBUTIONS

At the close of each day including Saturdays, Sundays and holidays, net income of the Utilities Fund is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year. Global Gold Fund and Global Natural Resources Fund pay dividends, if any, on a semi-annual basis in June and December.

You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 24. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59 1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


A distribution on shares of a Fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.


TAXES

Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

Distributions are taxable to you regardless of


Prospectus                           Additional Information You Should Know   25


whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when a Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of distributions in your own state.


If you have not complied with certain provisions of the Internal Revenue Code, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


Redemption of shares of a Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT


Global Gold and Global Natural Resources are non-diversified, open-end series of the American Century Quantitative Equity Funds (the "Company"). The Utilities Fund is a diversified, open-end series of the Company. The Company, organized as a California Corporation on December 31, 1987, was formerly known as Benham Equity Funds. Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the Company. Acting pursuant to an investment advisory agreement entered into with the Company, Benham Management Corporation (the "Manager") serves as the investment advisor of the Funds. Its principal place of business is 1665 Charleston Road, Mountain View, California 94043. The Manager has been providing investment advisory services to investment companies and other clients since 1971.


In  June  1995,  American  Century  Companies,   Inc.  ("ACC")  acquired  Benham
Management International, Inc., the then-parent company of the Manager. In the acquisition, the Manager became a wholly owned subsidiary of ACC.

The Manager supervises and manages the investment portfolio of each Fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the


26   Additional Information You Should Know         American Century Investments



Funds' portfolios as they deem appropriate in pursuit of the Funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of a Fund or of sectors of a Fund as necessary between team meetings.


The portfolio manager members of the teams managing the Funds described in this Prospectus and their work experience for the last five years are as follows:

STEVEN COLTON, Portfolio Manager, has been primarily responsible for the day-to-day operations of the Utilities Fund since its inception in March 1993. Mr. Colton joined the Manager in 1987 and has also managed the American Century Income & Growth Fund since December 1990.

WILLIAM MARTIN, Portfolio Manager, is the manager of the portfolio management team which manages the Global Gold and Global Natural Resources Funds and has had primary responsibility for the day-to-day operations of these Funds since their inception.

The activities of the Manager are subject only to direction of the Funds' Board of Directors. For the services provided to the Funds, the Manager receives an annual fee which cannot exceed 0.50% of average daily net assets. The Manager's fee drops to a marginal rate of 0.19% of average daily net assets as Company's assets increase.

CODE OF ETHICS

The Company and the Manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (the "transfer agent") acts as transfer agent and dividend-paying agent for the Funds. It provides facilities, equipment and personnel to the Funds, and is paid for such services by the Funds. For administrative services, each Fund pays the transfer agent a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager. The administrative fee rate ranges from 0.11% to 0.08% of average daily net assets, dropping as assets advised by the Manager increase. For transfer agent services, each Fund pays the transfer agent a monthly fee for each shareholder account maintained and for each shareholder transaction executed during that month.

The Funds  charge  no sales  commissions,  or  "loads,"  of any  kind.  However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Funds at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

The Manager and transfer agent are both wholly owned by ACC. James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"),


Prospectus                           Additional Information You Should Know   27


a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares offered by this Prospectus. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

EXPENSES

Each Fund pays certain operating expenses directly, including, but not limited to: custodian, audit, and legal fees; fees of the independent Directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering Fund shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent Director compensation.

FURTHER INFORMATION ABOUT AMERICAN CENTURY


American Century Quantitative Equity Funds is an open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.


The principal office of the Company is American Century Tower, 4500 Main Street,
P. O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls:
816-531-5575).

American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series of shares affected. Matters affecting only one fund are voted upon only by that fund.

Shares have cumulative voting rights only as prescribed by California law. This means that the shareholders have the right to cumulate votes in the election (or removal) of Directors.

Unless required by the 1940 Act, it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Directors or the appointment of auditors. However, pursuant to the Company's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Company hold a special meeting of shareholders. The Company will assist in the communication with other shareholders.

WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


28   Additional Information You Should Know         American Century Investments


                                     NOTES


                                                                      Notes   29


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9704           [recycled logo]
SH-BKT-8359       Recycled

                       STATEMENT OF ADDITIONAL INFORMATION


                            [american century logo]
                                    American
                                  Century(sm)



                                   MAY 1, 1997



                                    AMERICAN
                                     CENTURY
                                      Group


                                 Income & Growth
                                  Equity Growth

                                 [front cover]



                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1997


                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


     This is the Statement of Additional Information for the American Century Income & Growth Fund and American Century Equity Growth Fund. This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated May 1, 1997. The Funds' annual report for the fiscal year ended December 31, 1996, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.



TABLE OF CONTENTS
     Investment Policies and Techniques...................................2
     Investment Restrictions..............................................9
     Portfolio Transactions..............................................10
     Valuation of Portfolio Securities...................................11
     Performance.........................................................11
     Taxes...............................................................13
     About American Century Quantitative Equity Funds....................13
     Directors and Officers..............................................14
     Investment Advisory Services........................................15
     Transfer and Administrative Services................................16
     Distribution of Fund Shares.........................................17
     Direct Fund Expenses................................................17
     Expense Limitation Agreement........................................17
     Additional Purchase and Redemption Information......................17
     Other Information...................................................18


Statement of Additional Information                                         1


INVESTMENT POLICIES AND TECHNIQUES

     The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES


     Each Fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.


REPURCHASE AGREEMENTS

     In a repurchase agreement (a "repo"), a Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

     Benham Management Corporation (the "Manager") attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by a Fund under repurchase agreement to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) who are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization (a "rating agency") and approved by the Funds' Board of Directors;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the Board of
     Directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Funds' custodian;

(5) Investing no more than 5% of a Fund's net assets in repurchase agreements that mature in more than seven days (together with any other illiquid security the Fund holds); and

(6) Taking delivery of all securities subject to repurchase agreement and holding them in an account at the Funds' custodian bank.


     The Funds have received permission from the Securities and Exchange Commission (SEC) to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager. Pooled repos are expected to increase the income the Funds can earn from repo transactions without increasing the risks associated with these transactions.


WHEN-ISSUED AND FORWARD
COMMITMENT AGREEMENTS

     Each Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While a Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settle-


2                                                 American Century Investments


ment date if it is deemed advisable as a matter of investment strategy.


     In purchasing securities on a when-issued or forward commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets including equity securities and debt securities of any grade in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, a Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate capital gains or losses.


     As an operating policy, each Fund will not commit more than 35% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 35% of a Fund's total assets to be committed under when-issued or forward commitment agreements, the Manager need not sell such commitments, but it will be restricted from entering into further agreements on behalf of that Fund until the percentage of assets committed to such agreements is reduced to at least 35%. In addition, as an operating policy, each Fund will not enter into when-issued or forward commitment transactions with settlement dates exceeding 120 days.

CONVERTIBLE SECURITIES

     Each Fund may buy securities that are convertible into common stock. Listed below is a brief description of the various types of convertible securities the Funds may buy.

     CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

     CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

     WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

FOREIGN SECURITIES


     Although the Funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York Shares." The Funds may invest in foreign-currency-denominated securities that trade in foreign markets if the Manager believes that such investments will be advantageous to the Funds.

     ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.


     Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.


Statement of Additional Information                                          3


Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     The Manager may engage in foreign currency exchange transactions on behalf of a Fund in order to manage currency risk. Foreign currencies will be purchased and sold regularly, either in the spot (i.e., cash) market or in the forward market (through forward foreign currency exchange contracts, or "forward contracts").

     A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties, commencing with the date of the contract, at a price set at the time of the contract. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security transaction for a fixed amount of U.S. dollars, the Manager can protect a Fund against possible loss resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This type of transaction is sometimes referred to as a "position hedge."


     However, it should be noted that using forward contracts to protect a Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value increases.


     Successful use of forward contracts depends on the Manager's skill in analyzing and predicting currency values. Although they are used for settlement purposes, forward contracts alter the Fund's exposure to currency exchange rate activity and could result in losses to a Fund if currencies do not perform as the Manager anticipates. A Fund may also incur significant costs when converting assets from one currency to another.

     Foreign  exchange  dealers do not  charge  fees for  currency  conversions.
Instead, they realize a profit based on the difference (i.e., the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

     The Funds use forward contracts for currency hedging purposes only and not for speculative purposes. The Funds are not required to enter into forward contracts with regard to their foreign holdings and will not do so unless it is deemed appropriate by the Manager.


     Each Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.


4                                                 American Century Investments


DEPOSITARY RECEIPTS

     American  Depositary  Receipts and European  Depositary  Receipts (ADRs and
EDRs) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies.
ADRs and EDRs can be sponsored or unsponsored.

     Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

RESTRICTED SECURITIES

     Restricted securities held by the Funds generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING

     Each Fund may lend portfolio securities to earn additional income. If a borrower defaulted on a securities loan, a Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased in the meantime, the Fund could suffer a loss.

     To minimize the risk of default on securities loans, the Manager adheres to the following guidelines prescribed by the Board of Directors:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of the borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by the Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling. The loan must not reduce the risk of loss or opportunity for gain in the securities loaned.


(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in guideline (1) above. The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.


(3) TERMINATION OF LOAN. The Fund must have the option to terminate any loan of portfolio securities at any time. The borrower must be obligated to redeliver the borrowed securities within the normal settlement period following receipt of the termination notice.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (a) will receive all dividends, interest, or other distributions on loaned securities and (b) will be paid a reasonable return on such loans either in the form of a loan fee or premium or from the retention by the Fund of part or all of the earnings and profits realized from the investment of cash collateral in full faith and credit U.S government securities.

(5) LIMITATIONS ON PERCENTAGE OF PORTFOLIO SECURITIES ON LOAN. The Fund's loans may not exceed 331/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures set forth by the Board of Directors that the Manager follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, the Manager will analyze and monitor the creditworthiness of all borrowers with which portfolio lending arrangements are proposed or made.

     If a borrower fails financially, there may be delays in recovering loaned securities and a loss in the value of collateral. However, loans will only be made to


Statement of Additional Information                                          5


parties that meet the guidelines prescribed by the Board of Directors.

PUT OPTIONS ON INDIVIDUAL SECURITIES

     Each Fund may buy puts with respect to stocks underlying its convertible security holdings. For example, if the Manager anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may purchase a put option on the stock. If the stock price subsequently declines, an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

FUTURES AND OPTIONS TRANSACTIONS


     FUTURES TRANSACTIONS. A Fund may engage in futures transactions. Such transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.


     Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

     Although futures contracts, by their terms, generally call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).


     To initiate and maintain open positions in futures contracts, a Fund is required to make a good faith margin deposit in cash or appropriate securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.


     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay an additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of a Fund's investment restrictions.


     Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Funds will not utilize futures contracts for speculative purposes.


     Although techniques other than trading futures contracts can be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds pay brokerage commissions in connection with opening and closing out futures positions, these costs are generally lower than the transaction costs incurred in the purchase and sale of the underlying securities.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by


6                                                 American Century Investments


closing it out in the secondary market at its current price if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. If a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option before it is exercised by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.


     COMBINED POSITIONS. A Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.


     OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or


Statement of Additional Information                                          7


to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

     CORRELATION OF PRICE CHANGES. Price changes of a Fund's futures and options positions may not be well correlated with price changes of its other investments. This may be because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if a Fund sold a broad-based index futures contract to hedge against a stock market decline while completing sales of specific securities in its investment portfolio, the prices of the securities could move in a different direction than the broad market index represented by the index futures contract. In the case of an S&P 500 futures contract purchased by a Fund, either in anticipation of stock purchases or in an effort to be fully invested, failure of the contract to track the Index accurately could hinder the Fund from achieving its investment objective.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract; these factors may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in value. Under these circumstances, the Fund's access to assets held to cover its futures and options positions also could be impaired.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTION. The Funds have filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association, which regulates trading in the futures markets. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and options premiums.

     Each Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.


8                                                 American Century Investments


     The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Funds' investments in such instruments.

     FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. Each Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. Each Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts.

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a deutsche-mark-denominated security from a decline in the deutsche mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's foreign investments over time.

INVESTMENT RESTRICTIONS


     Each Fund's investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the votes of shareholders of the Funds as determined in accordance with the Investment Company Act of 1940.


     EACH FUND MAY NOT:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of that issuer.

(2) Purchase the securities of any one issuer if immediately after such purchase the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not exceeding 331/3% of the market value of the Fund's total assets, so that immediately after any such borrowing asset coverage of at least 300% for all such borrowings exists. To secure any such borrowing, the Fund may not mortgage, pledge, or hypothecate in excess of 331/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund may also borrow money for temporary or emergency purposes from other funds or portfolios for which Benham Management Corporation is the investment advisor, or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(4)  Act as an underwriter of securities issued by others.

(5) Purchase real estate, real estate mortgage loans, interests in real estate limited partnerships, or interests in oil, gas or mineral exploration or development programs or leases, provided that this limitation shall not prohibit (i) the purchase of U.S. Government securities and other debt securities secured by real estate or interests therein; (ii) the purchase of marketable securities issued by companies or investment trusts that deal in real estate or interests therein; or (iii) purchase of marketable securities issued by companies or other entities or investment vehicles that engage in businesses relating to the development,


Statement of Additional Information                                          9


     exploration, mining, processing or distributing of oil, gas, or minerals.

(6)  Engage  in  any  short-selling   operations   (except  by  selling  futures
     contracts).

(7) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Directors or in connection with purchase of debt securities in accordance with the Fund's investment objective and policies. The Fund may also lend money to other funds or portfolios for which Benham Management Corporation is the investment advisor, as permitted under investment restriction (3) on page 9.

(8) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

(9) Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions, provided that the Fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts.

(10) Invest in securities which are not readily marketable or the disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Fund's net assets would be invested in illiquid securities.

(11) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under investment restriction (3) page 9 and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed delivery basis might be deemed such.

(12) Except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by Benham Management Corporation if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities in the aggregate, or more than 5% in any one such security.

(13) Purchase or retain securities of any issuer if, to the knowledge of the Fund's management, those officers and Directors of the Fund and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

(14) Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

(15) Invest in the securities of any one issuer if, immediately after such purchase, more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

     Unless  otherwise  indicated,   percentage   limitations  included  in  the
restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

     Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on


10                                                American Century Investments


behalf of the Funds solely on the basis of best price and execution.

     The Funds' annual portfolio turnover rates are not expected to exceed 150%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisor carefully weighs the potential benefits of short-term investing against these considerations.


     The Funds' portfolio turnover rates are listed in the Financial Highlights in the Prospectus.


     Brokerage commissions paid by each Fund during the fiscal years ended December 31, 1996, 1995 and 1994, are indicated in the following table.



                              BROKERAGE COMMISSION
                                  Fiscal           Fiscal             Fiscal
Fund                               1996             1995               1994
-------------------------------------------------------------------------------
Income & Growth Fund           $1,029,549          $367,093          $236,642
Equity Growth Fund             $  495,709          $320,306          $178,344


VALUATION OF PORTFOLIO SECURITIES

     Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     The Manager typically completes its trading on behalf of the Funds in various markets before the Exchange closes for the day. Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Trading of securities in foreign markets may not take place on every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Funds' offices are not open and the Funds' net asset values are not calculated. The Funds' net asset values may be significantly affected on days when shareholders have no access to the Funds. Securities for which market quotations are not readily available, or which may change in value due to events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Directors.

PERFORMANCE

     The Funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature.

     Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a Fund's net investment income by its share price on the last day of the period, according to the following formula:

YIELD = 2 [(a - b + 1)6 - 1]
             ------------
               cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would pro-


Statement of Additional Information                                         11


duce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time but changes from year-to-year, and that average annual returns represent averaged figures as opposed to actual year-to-year performance.


     The Funds' average annual total returns for the one-year, three-year, five-year and life-of-fund periods ended December 31, 1996, are indicated in the following table.

                        AVERAGE ANNUAL TOTAL RETURNS
                               One           Three       Five        Life of
Fund Year                      Year          Year        Fund*
--------------------------------------------------------------------------------
Income & Growth Fund           24.15%       19.11%      15.20%         18.99%
Equity Growth Fund             27.34%       19.57%      14.68%         16.16%


*Income & Growth Fund commenced operations on December 17, 1990. Equity Growth Fund commenced operations on May 9, 1991.

     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

     The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Economic data that may be used for such comparisons may include, but are not limited to:
U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source:
Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London am/pm fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

     Occasionally statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk generally are used to compare a Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.

     The Funds' shares are sold without a sales charge


12                                                American Century Investments


(load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

TAXES

     Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). By so qualifying, a Fund will not be subject to federal and state income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains distributed to shareholders.

     Distributions from the Funds are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to the Fund's net asset value per share on the reinvestment date.

     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. To the extent that a Fund's dividends consist of dividend income from domestic corporations, such dividends may be eligible for the dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.

     Upon redeeming, selling, or exchanging shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares more than six months would be treated as a long-term capital loss for tax purposes. A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on the redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.


     The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the United States may be subject to a nonresident alien withholding tax of 30% or a lower treaty rate, depending on the country in which they reside. The Funds' distributions also may be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether either Fund is a suitable investment based on his or her tax situation.


ABOUT AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

     American Century Quantitative Equity Funds (the "Corporation") was organized as a California corporation on December 31, 1987. The Corporation was formerly known as Benham Equity Funds. The Corporation is authorized to issue 10 series and to issue two billion (2,000,000,000) shares of each such series. Within each series, the Board of Directors may issue an unlimited number of shares. Currently, there are five series in the Corporation, American Century Income & Growth Fund (formerly known as Benham Income & Growth Fund) and American Century Equity Growth Fund (formerly known as Benham Equity Growth
Fund) are described in this Statement of Additional Information. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by the Corporation for shares of any series, and all assets, income, and gains (or losses) earned thereon, belong to that series exclusively and are subject to the liabilities related thereto.

     Shares of each series have equal voting rights, provided that each series votes separately on matters that pertain to it exclusively. The Corporation instituted dollar-based voting, meaning the number of votes you are entitled to is based upon the dollar value of their investment. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are proposed for election, a shareholder may cast six votes for a single candidate, or three votes for each of two candidates, etc.


Statement of Additional Information                                         13



     CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Funds' assets. Services provided by the custodian banks include (a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodians take no part in determining a Fund's investment policies or in determining which securities are sold or purchased by a Fund.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Funds' independent auditors and audits the annual financial statements. For the current fiscal year, which started on January 1, 1997, the Directors of the Funds have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City Missouri 64105-2140.


DIRECTORS AND OFFICERS


     Each Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Corporation (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Funds; the Funds' investment advisor, Benham Management Corporation; the Funds' agent for transfer and administrative services, American Century Services Corporation (ACS); the Funds' distribution agent, American Century Investment Services, Inc.; their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed below also serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Director or officer began his or her service in a particular capacity. The Directors' and officers' address with the exception of Mr. Stowers and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.


DIRECTORS

     *JAMES M. BENHAM, Chairman of the Board of Directors (1988), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of Benham Management Corporation (1971), and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law
(1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (June 1994).

     ISAAC STEIN, independent Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a


14                                                American Century Investments


Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES STOWERS III, Director (1995). Mr. Stowers is the President, Chief Executive Officer and Director of ACC, ACS and ACIS.

     JEANNE D. WOHLERS, independent Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).


     *WILLIAM  M.  LYONS,  Executive  Vice  President  (1996);   Executive  Vice
President, Chief Operating Officer, and General Counsel of ACC, ACS, and ACIS; Assistant Secretary of ACC; and Secretary of ACS and ACIS.


     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

     *MERLE MAY, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.


     The table at the bottom of this page summarizes the compensation that the Directors of the Funds received for the Funds' fiscal year ended December 31, 1996, as well as the compensation received for serving as Director or Trustee of all other funds advised by the Manager.

     As of April 7, 1997, the officers and Directors, as a group, owned less than 1% of the outstanding shares of each Fund.


INVESTMENT ADVISORY SERVICES

     Each Fund has an investment advisory agreement with the Manager dated June 1, 1995, that was approved by shareholders on May 31, 1995.


     Benham Management Corporation is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Funds since each Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century funds. James E. Stowers, Jr., controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996
                                 Aggregate         Pension or Retirement          Estimated              Total Compensation
Name of                        Compensation       Benefits Accrued As Part     Annual Benefits           From Funds and Fund
Director*                     From Each Fund          of Fund Expenses         Upon Retirement       Complex** Paid to Directors
--------------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat    $1953   Income & Growth       Not Applicable           Not Applicable                 $70,500
                        1492   Equity Growth

Ronald J. Gilson       $1799   Income & Growth       Not Applicable           Not Applicable                 $67,500
                        1436   Equity Growth

Myron S. Scholes       $1639   Income & Growth       Not Applicable           Not Applicable                 $64,000
                        1378   Equity Growth

Kenneth E. Scott       $2241   Income & Growth       Not Applicable           Not Applicable                 $80,273
                        1613   Equity Growth

Ezra Solomon***        $1805   Income & Growth       Not Applicable           Not Applicable                 $65,000
                        1443   Equity Growth

Isaac Stein            $1858   Income & Growth       Not Applicable           Not Applicable                 $69,500
                        1461   Equity Growth

Jeanne D. Wohlers      $2093   Income & Growth       Not Applicable           Not Applicable                 $75,250
                        1551   Equity Growth
--------------------------------------------------------------------------------------------------------------------------------
*    Interested Directors receive no compensation for their services as such.
**   American Century family of funds includes nearly 70 no-load mutual funds.
***  Retired.



Statement of Additional Information                                         15



     Each Fund's agreement with the Manager continues for an initial period of two years and thereafter from year-to-year provided that, after the initial two year period, it is approved at least annually by vote of either a majority of the Fund's outstanding voting securities or by vote of a majority of the Fund's Directors, including a majority of those Directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     Each Fund's agreement is terminable on 60 days' written notice, either by the Fund or by the Manager, to the other party and terminates automatically in the event of its assignment.

     Pursuant to the investment advisory agreements, the Manager provides each Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. The Manager determines what securities will be purchased and sold by the Funds and assist the Funds' officers in carrying out decisions made by the Board of Directors.

     For these services, each Fund pays the Manager a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from offering a percentage of the Corporation's average daily net assets to the following investment advisory fee rate schedule:

     .50% of the first $100 million;
     .45% of the next $100 million;
     .40% of the next $100 million;
     .35% of the next $100 million;
     .30% of the next $100 million;
     .25% of the next $1 billion;
     .24% of the next $1 billion;
     .23% of the next $1 billion;
     .22% of the next $1 billion;
     .21% of the next $1 billion;
     .20% of the next $1 billion; and
     .19% of average daily net assets over $6.5 billion.


     Investment advisory fees paid by each Fund to the Manager for the fiscal years ended December 31, 1996, 1995, and 1994, are indicated in the following table. Fee amounts are net of reimbursements as described under the section titled "Expense Limitation Agreement."

                          INVESTMENT ADVISORY FEES*
                                 Fiscal           Fiscal            Fiscal
Fund                              1996             1995              1994
-------------------------------------------------------------------------------
Income & Growth Fund          $1,584,256          $857,968         $778,787
Equity Growth Fund               601,691           412,627          303,587
-------------------------------------------------------------------------------
*Net of reimbursements.


TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111 (ACS) acts as transfer, administrative services and dividend paying agent for the Funds. ACS provides facilities, equipment and personnel to the Funds and is paid for such services by the Funds. For administrative services, each Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:

Group Assets                                          Administrative Fee Rate
------------------------------------------------------------------------------
up to $4.5 billion                                                   .11%
up to $6 billion                                                      .10
up to $9 billion                                                      .09
over $9 billion                                                       .08
------------------------------------------------------------------------------

     For transfer agent services, each Fund pays ACS a monthly fee of $1.3958 (Income & Growth Fund) or $1.1875 (Equity Growth Fund) for each shareholder account maintained and $1.35 (both Funds) for each shareholder transaction executed during that month.


     Administrative service and transfer agent fees paid by each Fund for the fiscal years ended December 31, 1996, 1995, and 1994, are indicated in the following tables. Fee amounts are net of expense limitations as described under the section titled "Expense Limitation Agreement."

                             ADMINISTRATIVE FEES
                                  Fiscal        Fiscal            Fiscal
Fund                               1996          1995              1994
-------------------------------------------------------------------------------
Income & Growth Fund             $506,544      $264,645           $229,311
Equity Growth Fund                192,378       126,295             86,954
-------------------------------------------------------------------------------



16                                                American Century Investments



                             TRANSFER AGENT FEES
                              Fiscal           Fiscal          Fiscal
Fund 1996                      1995             1994
------------------------------------------------------------------------------
Income & Growth Fund          $770,136        $472,699         $476,007
Equity Growth Fund             301,615         240,686          207,987
------------------------------------------------------------------------------


DISTRIBUTION OF FUND SHARES

     The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares offered by this Prospectus. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

     Each Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Directors; custodian, audit, tax preparation, and pricing fees; fees of outside counsel and counsel employed directly by the Corporation; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

     As part of the investment advisory agreement between the Corporation and the Manager, the Directors set an expense limitation, pursuant to which the Manager limited each Fund's expenses to 0.75% of the Fund's average daily net assets until May 31, 1997. The agreement provided that the Manager could recoup amounts absorbed on behalf of each Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expense ratio (net reimbursements) was lower than the expense guarantee rate in effect at the time, but not during any period, during which the Manager has agreed, pursuant to the expense limitation, to limit each Fund's expenses to an amount less than the expense guarantee rate.


     Net amounts absorbed or recouped for the fiscal years ended December 31, 1996, 1995, and 1994, are indicated in the table below.

                      NET AMOUNTS ABSORBED (RECOUPED)
                                Fiscal        Fiscal           Fiscal
Fund                             1996          1995             1994
------------------------------------------------------------------------------
Income & Growth Fund               0                0         ($38,345)
Equity Growth Fund                 0         ($2,726)        $    2,871
------------------------------------------------------------------------------


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Funds' shares are continuously offered at NAV. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.


Fund                                Income & Growth Fund
--------------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94104
--------------------------------------------------------------------------------
# of Shares Held                    8,599,637
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                         19%
--------------------------------------------------------------------------------


Fund Equity Growth Fund
--------------------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94104
--------------------------------------------------------------------------------
# of Shares Held                    4,525,329
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                         20%
--------------------------------------------------------------------------------

     As of April 7, 1997, to the Funds' knowledge, no other shareholder was the record holder or beneficial owner of 5% or more of the Funds' total shares outstanding.


     American Century may reject or limit the amount of an investment to prevent any one shareholder or


Statement of Additional Information                                         17


affiliated group from controlling the Corporation or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Corporation's or a series' best interest.

     ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

     Share purchases and redemptions are governed by California law.

OTHER INFORMATION

     The Funds' investment advisor has been continuously registered with the SEC under the Investment Advisers Act of 1940 since December 14, 1971. The Corporation has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Corporation or the advisor by the Securities and Exchange Commission.

     For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


18                                                American Century Investments


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9704           [recycled logo]
SH-BKT-8225       Recycled

                      STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)


                                  MAY 1, 1997


                                    AMERICAN
                                    CENTURY
                                     GROUP

                                  Global Gold
                            Global Natural Resources
                                 Utilities Fund

                                 [front cover]



                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1997


                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


This is the Statement of Additional Information for the American Century Global Gold Fund, American Century Global Natural Resources Fund and American Century Utilities Fund. This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated May 1, 1997. The Funds' annual reports for the fiscal year ended December 31, 1996, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575) or write P.O. Box 419200, Kansas City, Missouri 64141-6200.


                               TABLE OF CONTENTS


Investment Policies and Techniques..........................................2
Special Considerations Regarding Global Gold's
   Investment Policies.....................................................12
Risk Factors (Utilities Fund)..............................................13
Investment Restrictions....................................................13
Portfolio Transactions.....................................................17
Valuation of Portfolio Securities..........................................17
Performance................................................................18
Taxes......................................................................20
About American Century Quantitative Equity Funds...........................23
Directors and Officers.....................................................23
Investment Advisory Services...............................................24
Transfer and Administrative Services.......................................26
Distribution of Fund Shares................................................27
Direct Fund Expenses.......................................................27
Expense Limitation Agreement...............................................27
Additional Purchase and Redemption Information.............................27
Other Information..........................................................28



Statement of Additional Information                                          1


INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES


Each Fund may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.


WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS


Each Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While a Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if it is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets including equity securities and debt securities of any grade in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, a Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate capital gains or losses.

On the settlement date, the market value of the security may be more or less than its purchase or sale price under the agreement. If the other party to a when-issued or forward commitment agreement fails to deliver or pay for the security, a Fund could miss a favorable price or yield opportunity or suffer a loss. A Fund does not earn interest on purchased securities until the settlement date.

As an operating policy, none of the Funds will commit greater than 35% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 35% of a Fund's total assets to be committed under when-issued or forward commitment agreements, Benham Management Corporation (the "Manager") need not sell such commitments, but it will be restricted from entering into further agreements on behalf of that Fund until the percentage of assets committed to such agreements is reduced to 35%. In addition, as an operating policy, none of the Funds will enter into when-issued or forward commitment transactions with settlement dates exceeding 120 days.


CONVERTIBLE SECURITIES


Each Fund may buy securities that are convertible into common stock. Listed below is a brief description of the various types of convertible securities the Funds may buy.


CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to


2                                                   American Century Investments


participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

CONVERTIBLE PREFERRED stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

REPURCHASE AGREEMENTS


In a repurchase agreement (a "repo"), a Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.


The Manager attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by a Fund under repurchase agreements to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) who are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization (a "rating agency") and approved by the Funds' Board of Directors;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the Board of
     Directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Funds' custodian;

(5) Investing no more than 15% of the Fund's net assets in repurchase agreements that mature in more than seven days; and

(6) Taking delivery of securities subject to a repurchase agreement and holding them in a segregated account at the Fund's custodian bank.


The Funds have received  permission from the Securities and Exchange  Commission
(SEC) to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager. Pooled repos are expected to increase the income the Funds can earn from repo transactions without increasing the risks associated with these transactions.


FOREIGN SECURITIES


The Funds may buy securities of foreign issuers in foreign markets. With respect to Global Gold and Utilities Funds, most of their foreign securities investments are made by purchasing American Depositary Receipts ("ADR"s), "ordinary shares," or "New York shares." Please refer to the discussion under "Depositary Receipts" on page 5. The Utilities Fund may invest in foreign-currency-denominated debt or equity securities of companies engaged in the utilities industry that trade in foreign markets if the Manager believes that such investments will be advantageous to the Fund.

Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.



Statement of Additional Information                                            3


Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments that are adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.


Each Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

The Manager may engage in foreign currency exchange transactions on behalf of a Fund in order to manage currency risk. Foreign currencies will be purchased and sold regularly, either in the spot (i.e., cash) market or in the forward market (through forward foreign currency exchange contracts, or "forward contracts").

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties, commencing with the date of the contract, at a price set at the time of the contract. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract to buy or sell the amount of foreign currency involved in the underlying securities transaction for a fixed amount of U.S. dollars, the Manager can protect the Fund against a possible loss resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency between the date the security is purchased or sold and the date payment is made or received. This type of transaction is sometimes referred to as a "position hedge."

However, it should be noted that using forward contracts to protect a Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value were to increase.

Successful use of forward contracts depends on the Manager's skill in analyzing and predicting currency values. Although they are used for settlement purposes, forward contracts alter the Fund's exposure to currency exchange rate activity and could result in losses to a Fund if currencies do not perform as the Manager anticipates. A Fund may also incur significant costs when converting assets from one currency to another.

Foreign exchange dealers do not charge fees for currency conversions. Instead, they realize a profit based on the difference (i.e., the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

The Funds use forward contracts for currency hedging purposes only and not for speculative purposes. The Funds are not required to enter into forward contracts with regard to foreign holdings and will not do so unless this procedure is deemed appropriate by the Manager.

4                                                   American Century Investments


The currency management techniques discussed above are limited by various constraints, including the intention to protect the U.S. tax status of each Fund as a regulated investment company.

NON-SECTOR EQUITY SECURITIES (GLOBAL NATURAL RESOURCES)

The Fund may invest in companies engaged in the natural resources industry that do not meet all of the criteria for inclusion in the Energy and Basic Materials sectors (excluding chemical companies) of the Dow Jones World Stock Index. These may include small companies that do not meet the capitalization requirement for inclusion in the Energy and Basic Materials sectors ("Sectors") but that the Manager believes represent significant investment opportunities for the Fund.


Within this category, the Manager attempts to select securities of issuers whose revenues and earnings are expected to be influenced by changes in the prices of natural resources and that are expected to perform in a manner that causes the Fund's performance to closely track the performance of the Sectors.

DEPOSITARY RECEIPTS

American Depositary Receipts ("ADR"s) and European Depositary Receipts ("EDR"s) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.


ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described under the section titled "Foreign Securities" on page 3.


RESTRICTED SECURITIES

Restricted securities held by the Funds generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Funds may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING


Each Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, a Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased in the meantime, the Fund could suffer a loss.


To minimize the risk of default on securities loans, the Manager adheres to the following guidelines prescribed by the Board of Directors:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of the borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by the Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling. The loan must not reduce the risk of loss or opportunity for gain in the securities loaned.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to


Statement of Additional Information                                            5


     maintain the 102% level specified in guideline (1) on page 5. The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the option to terminate any loan of portfolio securities at any time. The borrower must be obligated to redeliver the borrowed securities within the normal settlement period following receipt of the termination notice.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (a) will receive all dividends, interest, or other distributions on loaned securities and (b) will be paid a reasonable return on such loans either in the form of a loan fee or premium or from the retention by the Fund of part or all of the earnings and profits realized from the investment of cash collateral in full faith and credit U.S government securities.

(5) LIMITATIONS ON PERCENTAGE OF PORTFOLIO SECURITIES ON LOAN. The Fund's loans may not exceed 331/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures set forth by the Board of Directors that the Manager follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, the Manager will analyze and monitor the creditworthiness of all borrowers with whom portfolio lending arrangements are proposed or made.


SHORT SALES AND PUT OPTIONS ON INDIVIDUAL SECURITIES (UTILITIES FUND)


The Fund may buy puts and enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the advisor anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may purchase a put option on the stock or sell the stock short. If the stock price subsequently declines, the proceeds of the short sale or an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.


INTEREST RATE SWAPS (GLOBAL GOLD)

Swap transactions contemplated by the Manager typically would involve entering into a contract with a broker-dealer to receive the total returns of a specific Index security or basket of Index securities (minus a fee) in exchange for periodic payments based on a money market interest rate index such as the London Interbank Offered Rate (LIBOR).

The net amount of the excess, if any, of one party's obligations over its entitlements with respect to the interest rate swap agreement would be accrued on a daily basis, and an equal amount of cash, cash equivalents, or high-grade liquid debt securities would be maintained in a segregated account by the Fund's custodian.

The Fund would not enter into an interest rate swap transaction unless: (1) the unsecured senior debt or claims-paying ability of the other party was rated in the top two rating categories by at least two rating agencies at the time the transaction was entered into, (2) unless it was so rated by one such rating agency if unrated by the other two, or (3) if unrated by all three, it was considered by the advisor to be of comparable quality.

If the other party to a swap transaction defaulted, the Fund would have certain contractual remedies under the agreement but would nonetheless bear a risk of loss of unrealized income (not principal) in the event of default or bankruptcy of the broker-dealer.

Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swap market is relatively new and largely unregulated. It is possible that developments in the swap market, including government regulation, could adversely affect the Fund's ability to terminate existing agreements or to realize amounts to be received under such agreements. The Manager believes that the swap market is relatively


6                                                   American Century Investments


liquid. However, as long as the SEC staff considers swap agreements to be illiquid, the Fund intends to treat them as such for purposes of its investment restrictions.

In the event that the unsecured senior debt or claims-paying ability of the other party to an interest rate swap transaction ceased to be rated or was downgraded by a rating agency, the Manager would, although it would not be required to, sell or exchange such instrument within a reasonable time thereafter, taking into consideration such factors as price, credit risk, market conditions, interest rates, and other hedging strategies available to the Fund.


FUTURES AND OPTIONS TRANSACTIONS


FUTURES TRANSACTIONS. A Fund may engage in futures transactions. Such transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.


Futures contracts provide for the sale by one party and purchase by another party of a specific security (gold bullion, for example) at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Although futures contracts, by their terms, generally call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).


To initiate and maintain open positions in futures contracts, a Fund is required to make a good faith margin deposit in cash or appropriate securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.


After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of a Fund's investment restrictions.


Some futures contract strategies carry a substantial risk of loss, due to both the low margin deposits required and the high degree of leverage involved in futures pricing. A relatively small movement in a futures contract may result in immediate, substantial gains or losses to a Fund.


Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Funds will not utilize futures contracts for speculative purposes.


Although techniques other than trading futures contracts can be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are generally lower than the transaction costs incurred in the purchase and sale of the underlying securities.


PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific


Statement of Additional Information                                            7


securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. If a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before it is exercised by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.


If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. A Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in order to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility in


8                                                   American Century Investments


tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options, because these options generally can be closed out only by negotiation with the other party to the option.

OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with issuers, maturities, or other characteristics different from those of the securities in which it typically invests (for example, it may hedge intermediate-term securities with a futures contract based on an index of long-term bond prices or hedge stock holdings with futures contracts on a broad-based stock index such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500)) which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments are well correlated with a Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract; these factors may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


RISKS AND LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. Futures and options have risks associated with their use: possible default by the other party to the transaction; illiquidity; and, to the extent the Manager's interpretation of certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. Losses resulting from the use of these transactions would reduce net asset value and possibly income.


There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price increases or decreases more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in the value of the position. Under these circumstances, the Fund's access to assets held to cover its future and options positions also could be impaired.


Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the United States and may not involve clearing mechanisms or guarantees similar to those




Statement of Additional Information                                           9




available in the United States. The value of a futures contract or option traded on a foreign exchange may be adversely affected by lesser trading volume and the imposition of different exercise and settlement terms, trading procedures, and margin requirements.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Funds have filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association which regulates trading in the futures markets. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and options premiums.

The Utilities Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of its net assets.

Each Fund may enter into futures transactions (including related options) for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of its total assets. To the extent required by law, Global Natural Resources will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options. Financial futures or options purchased or sold will be standardized and traded through the facilities of a U.S. or foreign securities association or listed on a U.S. or foreign securities or commodities exchange, board of trade, or similar entity, or quoted on an automatic quotation system, except that it may effect transactions in over-the-counter options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In addition, Global Natural Resources has undertaken to limit aggregate premiums paid on all options purchased to no more than 5% of its total net asset value.


The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit a Fund's investments in such instruments.

FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts.

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures' and options' values can be expected to correlate with exchange rates but may not reflect other factors (such as exchange rates) that affect the value of a Fund's investments. A currency hedge, for example, should protect a German mark-denominated security from a decline in the German mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments over time.


GOLD FUTURES CONTRACTS. Pursuant to a 1988 undertaking with the State of California, Global Gold's combined margin deposits on gold futures contracts may not exceed 5% of its net assets. The extent to which Global Gold enters into gold futures contracts (and forward foreign currency transactions) may also be limited by the fact that the Fund intends to meet Internal Revenue Service requirements for



10                                               American Century Investments


qualification as a regulated investment company, including requirements regarding diversification of assets and qualifying income. To assure that Global Gold's investments in gold futures contracts do not involve leveraging, cash or cash equivalents equal to the underlying commodity value (at the time a contract is executed) of any gold futures contract purchased by the Fund (less related margin deposits) will be deposited in a segregated account with its custodian.

INDEXED SECURITIES (GLOBAL NATURAL RESOURCES)

The Fund may invest in indexed securities whose value is linked to commodities, including, but not limited to, notes indexed to the Goldman Sachs Commodity Index (GSCI). The GSCI is composed of energy, agricultural, livestock, and metals commodities. The Fund may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

A commodity-linked note enables the investor to purchase a note whose coupons or redemption value is linked to the performance of a particular commodity price. The Fund may purchase and sell indexed securities for investment purposes as well as hedging purposes to the extent permitted by applicable law. Indexed securities may have return characteristics similar to direct investments in the underlying commodity or to one or more options on the underlying commodity. Indexed securities may be more volatile than the underlying commodity itself and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security.

The Fund  may  invest  in  indexed  securities  to track  the  Sectors  at lower
transaction  costs  or  to  take  advantage  of  investment   opportunities  not
represented by the Sectors.

GOLD INVESTMENTS (GLOBAL GOLD)

GOLD BULLION. As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, the Fund may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation as a hedge against inflation. The Fund's ability to invest in gold bullion is restricted by the diversification requirements which the Fund must meet in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as well as the diversification requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the ability of the Fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the Fund's shares are qualified for sale. The Fund has not previously invested in gold bullion because of these regulations. However, at the date of this Statement of Additional Information there do not appear to be any regulations currently in effect in the states in which the Fund is qualified for sale prohibiting such purchases. Accordingly, if otherwise consistent with the Fund's objectives, it may purchase gold bullion.

Fund assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of management, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp of the assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in New York, London, and Zurich gold markets and in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the United States on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold will generally be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the Fund. Transactions in gold bullion by the Fund are negotiated with principal bullion dealers, unless, in the investment's manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, may be a greater or lesser percentage of the price from time to time,


Statement of Additional Information                                           11


depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the Fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the Fund sells its gold bullion at a loss.

SPECIAL CONSIDERATIONS REGARDING GLOBAL GOLD'S INVESTMENT POLICIES

As is the case with respect to virtually all investments, there are risks inherent in the Fund's policies of investing in securities of companies engaged in mining, processing or dealing in gold or other precious metals and in gold bullion. In addition to the general considerations described above, such investments may involve the following special considerations:

FLUCTUATIONS IN THE PRICE OF GOLD. The price of gold has recently been subject to substantial upward and downward movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of the Fund's investments in such securities also may be affected.

POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. At the current time there are only four major sources of supply of primary gold production, and the market share of each source cannot be readily ascertained. One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa which, through its retention policies, controls the time and place of its retention policies, and controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments.

TAX AND CURRENCY LAWS. Changes in the tax or currency laws of the United States, and of foreign countries, may inhibit the Fund's ability to pursue or may increase the cost of pursuing its investment programs. For example, in September 1985, the government of South Africa reimposed a two-tier currency system. While this system may be removed within the next couple of years, it continues to differentiate between currency which may be used in transactions involving transfers of South African investments by foreign investors (the "financial rand") and currency used for importing goods and remitting profits and dividends from an operating enterprise ( the "commercial rand"). Since the reimposition of the two-tier currency system, the volatility of the financial rand has contributed to fluctuations in the net asset value of the Fund. These effects may increase if the permissible uses of the financial rand are expanded.

UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. The Fund's assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies and economic and political considerations, governmental controls, conditions of scarcity, surplus or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subject the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of commodities.

NEW AND DEVELOPING MARKETS FOR PRIVATE GOLD OWNERSHIP. Between 1933 and December 31, 1974, a market did not exist in the United States in which gold bullion could be purchased by individuals for investment purposes. Since it became legal to invest in gold, markets have developed in the United States. Any large purchases or sales of gold bullion could


12                                                  American Century Investments



have an effect on the price of gold bullion. Recently, several Central Banks have been sellers of gold bullion from their reserves. Sales by central banks and/or rumors of such sales have had a negative effect on gold prices.

EXPERTISE OF THE INVESTMENT MANAGER. The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of its investment manager than is the case for most mutual funds because of the need to evaluate the factors identified above. Moreover, in some countries, disclosures concerning an issuer's financial condition and results and other matters may be subject to less stringent regulatory provisions, or may be presented on a less uniform basis than is the case for issuers subject to U.S. securities laws.
Issuers and securities exchanges in some countries may be subject to less stringent governmental regulations than is the case for U.S. companies.

RISK FACTORS (UTILITIES FUND)

Because the Fund concentrates its assets in the utilities industry, its performance depends in part on how favorably investors perceive this sector of the market relative to other sectors (such as transportation or technology). Of course, investor perceptions of the utilities industry are driven not only by comparisons with other market sectors but by trends and events within the utilities industry. The following is a brief outline of risk factors associated with investment in the utilities industry.

REGULATORY RISKS. Regulators (primarily at the state level) monitor and control public utility company revenues and costs. Regulators can limit profits and dividends paid to investors; they may also restrict a company's access to new markets. Some analysts observe that state regulators have become increasingly active in developing and promoting energy policy through the regulatory process.

NATURAL RESOURCE RISKS. Swift and unpredictable changes in the price and supply of natural resources can hamper utility company profitability. These changes may be caused by political events, energy conservation programs, the success of exploration projects, or tax and other regulatory policies of various governments.

ENVIRONMENTAL RISKS. There are considerable costs associated with environmental compliance, nuclear waste cleanup, and safety regulation. For example, coal-burning utilities are under pressure to curtail sulfur emissions, and utilities in general increasingly are called upon by regulators to bear environmental costs, which may not be easily recovered through rate increases or business growth.

Changing weather patterns and natural disasters affect consumer demand for utility services (e.g., electricity, heat, and air conditioning), which, in turn, affects utility revenues.

TECHNOLOGY AND COMPETITIVE RISKS. The introduction and phase-in of new technologies can affect a utility company's competitive strength. The race by long-distance telephone providers to incorporate fiber optic technology is one example of competitive risk within the utilities industry.

The increasing role of independent power producers ("IPP"s) in the natural gas and electric utility segments of the utilities industry is another example of competitive risk. Typically, IPPs wholesale power to established local providers, but there is a trend toward letting them sell power directly to industrial consumers. Co-generation facilities, such as those of landfill operators that produce methane gas as a byproduct of their core business, pose another competitive challenge to gas and electric utilities. In addition to offering a less expensive source of power, these companies may receive more favorable regulatory treatment than utilities seeking to expand facilities that consume nonrenewable energy sources.

INTEREST RATE RISKS. Utility companies usually finance capital expenditures (e.g., new plant construction) by issuing long-term debt. Rising long-term interest rates increase interest expenses and reduce company earnings.

INVESTMENT RESTRICTIONS

Each Fund's investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the outstanding votes of the shareholders of the Fund as determined in accordance with the Investment Company Act of 1940 (the "1940 Act").

Global Gold may not:

(1) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(2)  Borrow money, except that the Fund may borrow


Statement of Additional Information                                           13


     money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation.

(3) Lend any security or make any other loan if, as a result, more than 331/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

(4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(5) Deviate from its policy of concentrating its investments in securities of issuers engaged in mining, fabricating, processing or dealing in gold or other precious metals, such as silver, platinum and palladium.

(6) Act as underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

GLOBAL NATURAL RESOURCES MAY NOT:

(1) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes provided that the Fund maintains asset coverage of at least 300% for all such borrowings. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which Benham Management Corporation is the investment advisor or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(2) Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(3) Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities related to the real estate business); physical commodities or contracts relating to physical commodities; or interests in oil, gas and/or mineral exploration development programs or leases. This restriction shall not be deemed to prohibit the Fund from purchasing or selling currencies; entering into futures contracts on securities, currencies, or indexes of such securities or currencies, or any other financial instruments; purchasing and selling options on such futures contracts; and investing in securities or other instruments backed by physical commodities.

(4) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Directors and except those otherwise in accordance with the Fund's investment objective and policies.

(5) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(6) Purchase any security if, as a result, 25% or more of the Fund's total assets will be invested in the securities of issuers having their principal business in the same industry, except that the Fund will invest more than 25% of its assets in securities of issuers in the natural resources industry. This limitation does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

UTILITIES FUND MAY NOT:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of its total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Issue senior securities, except as permitted under the Investment Company Act of 1940.


14                                                  American Century Investments


(3) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation.

(4) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Fund from investing in securities or other instruments backed by real estate or the securities of companies engaged in the real estate business).

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Fund from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities).

(7) Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, provided that this restriction does not apply to purchases of debt securities or to repurchase agreements.

Each Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.


GLOBAL GOLD MAY NOT:

(a) Purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Fund would own more than 10% of its outstanding voting securities of such issuer.

(b) Purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(c) Except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by the Manager, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities.

(d) Purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the Fund's aggregate investment in such commodities to exceed 10% of the Fund's net assets.

(e) Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

(f) Purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included in that amount but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(g) Invest in oil, gas or other mineral exploration or development programs or leases.

(h) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

(i) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.


Statement of Additional Information                                           15


(j) Lend assets other than securities to other parties, except by (i) lending money (up to 5% of the Fund's net assets) to a registered investment company or portfolio for which its investment adviser or an affiliate serves as investment adviser or (ii) acquiring loans, loan participation, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(k) Purchase the securities of any issuer if, to the knowledge of the Fund's management, those officers and Directors of the Fund and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such issuer's securities.

(l)  Purchase or sell options of any kind.

GLOBAL NATURAL RESOURCES MAY NOT:

(a) Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

(b) Purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(c) Purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

(d) Invest in securities that are not readily marketable or that are illiquid because they are subject to legal or contractual restrictions on resale (collectively, "illiquid securities") if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities.

(e) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

(f) Invest in securities of an issuer that, together with any predecessor or unconditional guarantor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities, except for obligations issued or guaranteed by the U.S. government or its agencies.

UTILITIES FUND MAY NOT:

(a) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(b) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts will not constitute purchasing securities on margin.

(c) Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(d) Purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid or purchase or retain securities issued by other open-end investment companies. These restrictions do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.


16                                                  American Century Investments


(e) Purchase securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be
     invested  in  the  securities  of  business   enterprises  that,  including
     predecessors, have a record of less than three years of continuous operation.

(f) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(g) Invest in oil, gas, or other mineral exploration or development programs or leases.

(h) Purchase the securities of any issuer if those officers and Directors of the Fund and those officers and Directors of Benham Management Corporation who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

(i) Invest in securities of real estate investment trusts that are not readily marketable or invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

(j) Purchase any security when borrowings representing more than 5% of its total assets are outstanding.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.


PORTFOLIO TRANSACTIONS


Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each Fund. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and otherwise will place orders with broker-dealers subject to and in accordance with any instructions from the Board of Directors. The Manager will select broker-dealers to execute portfolio transactions on behalf of each Fund solely on the basis of best price and execution.

Global Gold, Global Natural Resources and Utilities Funds' annual portfolio turnover rates are not expected to exceed 100%, 100% and 150%, respectively. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the Manager carefully weighs the potential benefits of short-term investing against these considerations.

The portfolio turnover rates for the Funds are listed in the Financial Highlights in the prospectus.


Brokerage commissions paid by the Funds during the fiscal years ended December 31, 1996, 1995 and 1994, are indicated in the following table.


BROKERAGE COMMISSIONS
                                    1996              1995          1994
--------------------------------------------------------------------------------
Global Gold                     $1,350,735       $1,122,431     $1,533,658
Global Natural Resources          $144,442          $43,589        $47,833
Utilities Fund                    $442,714         $205,544       $180,145
--------------------------------------------------------------------------------


VALUATION OF PORTFOLIO SECURITIES


Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange"), usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.


The Manager typically completes its trading on


Statement of Additional Information                                           17



behalf of the Funds in various markets before the Exchange closes for the day. Securities are priced at market value, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Foreign currency exchange rates are also determined prior to the close of the Exchange. Trading of securities in foreign markets may not take place every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Funds' offices are not open and the Funds' net asset values are not calculated. A Fund's net asset value may be significantly affected on days when shareholders have no access to the Funds. Securities for which market quotations are not readily available, or which may change in value due to events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Directors.


PERFORMANCE


Each Fund's yields and total returns may be quoted in advertising and sales literature. These figures, as well as each Fund's share price, will vary. Past performance should not be considered an indication of future results.


Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a Fund's net investment income by its share price on the last day of the period, according to the following formula:
                      6
YIELD = 2 [(a - b + 1) - 1]
            -----
              cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


For the 30-day period ended December 31, 1996, the Utilities Fund's yield was 3.66%.


Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in a Fund's net asset value per share during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.


The Funds' average annual total returns for the one-year, three-year, five-year and life-of-fund periods ended December 31, 1996, are indicated in the table below.

AVERAGE ANNUAL TOTAL RETURNS
                             One        Three      Five      Life of
                             Year        Year       Year       Fund
----------------------------------------------------------------------
Global Gold(1)              (2.76%)     (4.01%)    7.92%      2.45%
Global Natural
    Resources(2)             15.45%         N/A      N/A     11.15%
Utilities Fund(3)             4.82%       8.57%      N/A      8.43%
----------------------------------------------------------------------
(1)Commenced operations on August 17, 1988.
(2)Commenced operations on September 15, 1994.
(3)Commenced operations on March 1, 1993.


Average annual total returns for periods of less than one year are calculated by determining a Fund's total


18                                                  American Century Investments


return for the period, extending that return for a full year (assuming that performance remains constant throughout the year), and quoting the result as an annual return. Because a Fund's return may not remain constant over the course of a year, these performance figures should be viewed as strictly hypothetical.


In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration.


A Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be considered in making such comparisons may include, but are not limited to: U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon Government National Mortgage Association securities (GNMAs) (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.


Global Gold's sales literature may illustrate the market for gold within the context of historical and current economic conditions. Specific illustrations may include the relationship of the price of gold (per London pm fixing) to 30-year U.S. Treasury bond yields, 30-year U.S. Treasury bond prices, inflation as measured by the Consumer Price Index, or equity securities as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the Dow Jones Industrial Average.


Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.


Statistics may be used in advertising and sales literature to illustrate historical and projected demand for commodities owned or processed by companies in which Global Natural Resources invests. This may include illustrations such as a chart that shows historical and projected demand for multiple energy sources measured in barrels of oil equivalents, or "BOEs."


Occasionally, statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than that of the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure the variability of net asset value or total return relative to an average


Statement of Additional Information                                           19


over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve a desired performance.

The Funds' shares are sold without a sales charge (a "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.


The Manager may obtain ratings from one or more rating agencies and may publish such ratings in advertisements and sales literature.


TAXES

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not incur federal or state income taxes on its net investment income and net realized capital gains distributed to shareholders.


Distributions from the Funds are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to a Fund's net asset value per share on the reinvestment date.


Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. With respect to Global Gold, the Board of Directors does not expect to declare dividends on a regular basis. To the extent that a Fund's dividends consist of dividend income from domestic corporations, such dividends may be eligible for the dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.


As of December 31, 1996, Utilities Fund had a capital loss carryover of $194,348 that will expire on December 31, 2003. No capital gain distributions will be made by Utilities Fund until its capital loss carryovers have been offset or have expired.

Gains attributable to the disposition of Global Gold's direct investments in gold bullion or coins do not qualify as income for purposes of satisfying diversification tests under the Code. If a Fund realizes greater than 10% of its income from such non-qualifying sources, it would incur federal income and state taxes on the net investment income and capital gains it distributes to shareholders.

A Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, a Fund must timely distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31st of the calendar year. Any distributions declared by a Fund in December and paid in January of the following year are taxable as if they were paid on December 31st.

A Fund's  transactions in foreign  currencies,  forward  contracts,  options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were sold at the Fund's fiscal year end), which may cause the Fund to recognize income without receiving sufficient cash for making distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes. Each Fund will monitor its transactions and may make such tax elections as the Manager deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. Each Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a



20                                                  American Century Investments


foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income distributed to shareholders as ordinary income.

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFIC"s). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC and gains from the sale of PFIC shares are treated as excess distributions. These excess distributions and gains may be subject to federal income tax. Interest charges may also be imposed on a Fund with respect to deferred taxes arising from such excess distributions or gains.

Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially compared to that of a fund that did not invest in PFIC shares.

Earnings derived by a Fund from sources outside the United States may be subject to non-U.S. withholding and possibly other taxes. Such taxes might be reduced or eliminated under the terms of a U.S. income tax treaty, and a Fund would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by a Fund, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat any non-U.S. income and similar taxes it pays as though the taxes were paid by its shareholders.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her taxable income from foreign sources. Gains realized by a Fund from the sale of securities will be treated as derived from U.S. sources, and certain currency gains, including gains from foreign-currency-denominated debt securities, receivables, and payables, will be treated as income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, which may include certain dividends received from the Fund and certain other types of income. Accordingly, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

Some of the debt securities that may be acquired by a Fund may be treated in the same way as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent that it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund and at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity that takes into account the semiannual compounding of interest.

Generally, a Fund will be required to distribute dividends representing discounts on debt securities


Statement of Additional Information                                           21


that are currently includable in income to shareholders, even if cash representing such income has not been received by the Fund. Cash to pay such dividends may be obtained from proceeds of sales of securities held by the Fund.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and calendar-year distribution requirements.

TAXATION OF U.S. SHAREHOLDERS

Upon redeeming, selling, or exchanging shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes.

A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on a redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

TAXATION OF NON-U.S. SHAREHOLDERS

U.S. taxation of a shareholder who is a nonresident alien individual or a non-U.S. corporation, partnership, trust, or estate depends on whether the payments received from the Fund are "effectively connected" with a U.S. trade or business carried on by such a shareholder. Ordinarily, income from a Fund will not be treated as "effectively connected."

If the payments received from a Fund are effectively connected with a U.S. trade or business of the shareholder, all distributions of net investment income and net capital gains of the Fund and gains realized upon the redemption, exchange, or other taxable disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents, or domestic entities, although the tax may be eliminated under the terms of an applicable U.S. income tax treaty. Non-U.S. corporate shareholders also may be subject to a branch profits tax with respect to payments from the Fund.

If the shareholder is not engaged in a U.S. trade or business, or the payments received from a Fund are not effectively connected with the conduct of such a trade or business, the shareholder will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and net realized short-term capital gain received. Non-U.S. shareholders not engaged in a U.S. trade or business or having no effectively connected income may also be subject to U.S. taxes at the rate of 30% (or a lower treaty rate) on additional distributions as a result of the Fund's election to treat any non-U.S. taxes it pays as though the taxes were paid by its shareholders.

Distributions of net realized long-term capital gains and any capital gains realized by non-U.S. shareholders upon the redemption or other taxable disposition of shares generally will not be subject to U.S. tax. In the case of individuals and other nonexempt non-U.S. shareholders who fail to furnish the Fund with required certifications regarding their foreign status on IRS Form W-8 or an appropriate substitute, the Fund may be required to impose backup withholding of U.S. tax at the rate of 31% on distributions of net realized capital gains and proceeds of redemptions and exchanges.

The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the United States may be subject to a nonresident alien withholding tax of 30% or a lower treaty rate, depending on the country in which they reside. The Funds' distributions also may be subject to state, local, or foreign taxes. A


22                                                  American Century Investments


prospective investor may wish to consult a tax advisor to determine whether a Fund is a suitable investment based on the investor's tax situation.

ABOUT AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


American Century Quantitative Equity Funds (the "Corporation") was organized as a California corporation on December 31, 1987. The Corporation, formerly known as the Benham Equity Funds, is authorized to issue 10 series and to issue two billion (2,000,000,000) shares of each series. Within each series, the Board of Directors may issue an unlimited number of shares. Currently, there are five series in the Corporation: American Century Global Gold Fund (formerly known as Benham Global Gold Fund and Benham Gold Equities Index Fund), American Century Global Natural Resources Fund (formerly known as Benham Global Natural Resources Index Fund) and American Century Utilities Fund (formerly known as Benham Utilities Income Fund) are described in this Statement of Additional
Information. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by the Corporation for shares of any series, and all assets, income, and gains (or losses) earned thereon, belong to that series exclusively and are subject to related liabilities.

Shares of each series have equal voting rights, provided that each series votes separately on matters affecting only that series. Each shareholder is entitled to vote based on the total dollar interest in a Fund as of the record date for a shareholder meeting. The election of Directors is determined by the votes received from all of the Corporation's shareholders without regard to whether a majority of shareholders voted in favor of a particular nominee or all nominees of a group. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are proposed for election, a shareholder may cast six votes for a single candidate, three votes for each of two candidates, etc.

Custodian Banks: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Funds' assets. Services provided by the custodian banks include (a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodians take no part in determining a Fund's investment policies or in determining which securities are sold or purchased by a Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Funds' independent auditors and audits the annual financial statements.

For the current fiscal year, which started on January 1, 1997, the Directors of the Funds have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.


DIRECTORS AND OFFICERS


Each Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Corporation (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Funds; the Funds' investment advisor, Benham Management Corporation; the Funds' agent for transfer and administrative services, American Century Services Corporation (ACS); the Funds' distribution agent, American Century Investment Services, Inc.; their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed below also serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Director or officer began his or her service in a particular capacity. The Directors' and officers' address, with the exception of Mr. Stowers III and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.



Statement of Additional Information                                           23


DIRECTORS

*JAMES M. BENHAM, Chairman of the Board of Directors (1988), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of Benham Management Corporation (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

RONALD J. GILSON, independent Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law
(1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES, independent Director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).

ISAAC STEIN, independent Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

*JAMES STOWERS III, Director (1995). Mr. Stowers III is the President, Chief Executive Officer and Director of ACC, ACS and ACIS.

JEANNE D. WOHLERS, independent Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

*JAMES M. BENHAM, President and Chief Executive Officer (1996).


*WILLIAM M. LYONS, Executive Vice President (1996); Executive Vice President, Chief Operating Officer, and General Counsel of ACC, ACS, and ACIS; Assistant Secretary of ACC; and Secretary of ACS and ACIS.


*DOUGLAS A. PAUL,  Secretary (1988),  Vice President (1990), and General Counsel
(1990); Secretary and Vice President of the funds advised by the Manager.


*MERLE MAY, Controller for Utilities Fund (1996).

*Robert J.  Leach,  Controller  for Global  Gold and  Global  Natural  Resources
(1996).


*MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.


As of April 7, 1997, the Funds' Directors and officers as a group owned less than 1% of the Funds' outstanding shares.


The table on the following page summarizes the compensation that the Directors of the Funds received for the Funds' fiscal year ended December 31, 1996, as well as the compensation received for serving as Director or Trustee of all other funds advised by the Manager.

INVESTMENT ADVISORY SERVICES


The Funds have an investment advisory agreement with the Manager, dated June 1, 1995, that was approved by the Funds' shareholders on May 31, 1995.


Benham Management Corporation is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as


24                                                  American Century Investments



investment advisor to the Funds since each Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century family of funds. James E. Stowers, Jr., controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.


The Funds' agreement with the Manager continues for an initial period of two years and thereafter from year-to-year provided that, after the initial two year period, it is approved at least annually by vote of either a majority of the Funds' outstanding voting securities or by vote of a majority of the Funds' Directors, including a majority of those Directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement is terminable on 60 days' written notice, either by the Funds or by the Manager, to the other party and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, the Manager provides each Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. The Manager determines which securities will be purchased and sold by a Fund. It also assists the Funds' officers in carrying out decisions made by the Board of Directors.


DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                               Aggregate            Pension or Retirement          Estimated                Total Compensation
    Name of                  Compensation          Benefits Accrued As Part     Annual Benefits             From Funds and Fund
    Director*               From Each Fund             of Fund Expenses         Upon Retirement         Complex** Paid to Directors
-----------------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat     $2,081 (Global Gold)            Not Applicable           Not Applicable                   $70,500
                        $1,267 (Natural Resources)
                        $1,475 (Utilities)

Ronald J. Gilson        $1,966 (Global Gold)            Not Applicable           Not Applicable                   $67,500
                        $1,254 (Natural Resources)
                        $1,444 (Utilities)

Myron S. Scholes        $1,810 (Global Gold)            Not Applicable           Not Applicable                   $64,000
                        $1,239 (Natural Resources)
                        $1,403 (Utilities)

Kenneth E. Scott        $2,524 (Global Gold)            Not Applicable           Not Applicable                   $80,273
                        $1,288 (Natural Resources)
                        $1,642 (Utilities)

Ezra Solomon***         $2,022 (Global Gold)            Not Applicable           Not Applicable                   $65,000
                        $1,255 (Natural Resources)
                        $1,469 (Utilities)

Isaac Stein             $2,056 (Global Gold)            Not Applicable           Not Applicable                   $69,500
                        $1,258 (Natural Resources)
                        $1,478 (Utilities)

Jeanne D. Wohlers       $2,296 (Global Gold)            Not Applicable           Not Applicable                   $75,250
                        $1,277 (Natural Resources)
                        $1,556 (Utilities)
-----------------------------------------------------------------------------------------------------------------------------------
*    Interested Directors receive no compensation for their services as such.
**   American Century family of funds includes nearly 70 no-load mutual funds.
***  Retired.



Statement of Additional Information                                           25


For these services, each Fund pays the Manager a monthly investment advisory fee based on the dollar amount derived from applying the Corporation's average daily net assets to the following investment advisory fee rate schedule:

     .50% of the first $100 million;
     .45% of the next $100 million;
     .40% of the next $100 million;
     .35% of the next $100 million;
     .30% of the next $100 million;
     .25% of the next $1 billion;
     .24% of the next $1 billion;
     .23% of the next $1 billion;
     .22% of the next $1 billion;
     .21% of the next $1 billion;
     .20% of the next $1 billion; and
     .19% of average daily net assets over $6.5 billion.



Global Natural Resources pays the Manager a monthly investment advisory fee equal to the sum of two components: (i) a group fee based on the Corporation's average daily net assets as described above and (ii) an individual fund fee based on Global Natural Resources average daily net assets.

The individual fund fee is derived from applying Global Natural Resources' average daily net assets to the following schedule of annualized rates:

     .05% of the first $500 million;
     .04% of the next $500 million; and
     .03% of the next $1 billion.

Investment advisory fees paid by the Funds to the Manager for the fiscal years ended December 31, 1996, 1995, and 1994, are indicated in the following table. Fee amounts are net of expense limitations and recoupments as described under the section titled "Expense Limitation Agreement."

                           INVESTMENT ADVISORY FEES*
                                    1996           1995         1994
------------------------------------------------------------------------
Global Gold                    $1,645,729     $1,776,728     $1,884,679
Global Natural Resources          $74,093             $0             $0
Utilities Fund                   $526,012       $540,339       $415,129
------------------------------------------------------------------------
*Net of reimbursements


TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Funds. ACS provides facilities, equipment and personnel to the Funds and is paid for such services by the Funds. For administrative services, the Funds pay ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:

Group Assets                Administrative Fee Rate
-----------------------------------------------------
up to $4.5 billion                  .11%
up to $6 billion                     .10
up to $9 billion                     .09
over $9 billion                      .08
-----------------------------------------------------


For transfer agent services, each Fund pays ACS monthly fees of $1.1875 (Global Gold and Global Natural Resources) or $1.3958 (the Utilities Fund) for each shareholder account maintained and $1.35 (each Fund) for each shareholder transaction executed during the month.

Administrative service and transfer agent fees paid by the Funds for the fiscal years ended December 31, 1996, 1995, and 1994, are indicated in the following tables. Fee amounts are net of expense limitations as described under the section titled "Expense Limitation Agreement."

                              ADMINISTRATIVE FEES*
                                  1996            1995           1994
------------------------------------------------------------------------
Global Gold                    $525,854         $549,463       $583,896
Global Natural Resources        $45,527           $7,049             $0
Utilities Fund                 $160,940         $170,950       $163,339
------------------------------------------------------------------------
*Net of reimbursements

                              TRANSFER AGENT FEES*
                                  1996            1995           1994
------------------------------------------------------------------------
Global Gold                    $644,392         $702,149       $645,099
Global Natural Resources       $113,382          $62,844             $0
Utilities Fund                 $370,118         $414,319       $447,668
------------------------------------------------------------------------
*Net of reimbursements



26                                                  American Century Investments


DISTRIBUTION OF FUND SHARES

The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares offered by this Prospectus. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Directors; custodian, audit, tax preparation and pricing fees; fees of outside counsel and counsel employed directly by the Corporation; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Funds' shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity and liability insurance policies covering the Funds; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

The Manager may recover amounts absorbed on behalf of a Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limitation in effect at that time. The Manager has agreed to limit each Fund's expenses to .75% of the Fund's average daily net assets until May 31, 1997. The expense limitation is subject to annual renewal.


Net amounts absorbed or recouped for the fiscal years ended December 31, 1996, 1995 and 1994, are indicated in the following table.

                        NET REIMBURSEMENTS (RECOUPMENTS)
                                   1996          1995         1994
------------------------------------------------------------------------
Global Gold                           $0           $0            $0
Global Natural Resources         $92,956      $93,050       $84,338
Utilities Fund                 $(21,478)       $8,882      $112,324
------------------------------------------------------------------------

VOLUNTARY EXPENSE LIMITATION. For the fiscal period March 1, 1993 (commencement of operations), through December 31, 1993, the Manager reimbursed $515,240 of the Utilities Fund's expenses. The Manager voluntarily agreed to absorb all the Utilities Fund's expenses through May 31, 1993. On June 1, 1993, the Utilities Fund began absorbing expenses equal to .15% of average daily net assets. This expense cap was raised by .15% of average daily net assets as of the first day of each subsequent month until the .75% contractual cap was reached on October 1, 1993. The Manager voluntarily agreed to absorb all of Global Natural Resources' expenses through December 31, 1994. The Manager's voluntary expense limitations are not eligible for recoupment (as described above with respect to the expense limitation agreement).


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.


American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Corporation or one of its series; to avoid jeopardizing a series' tax status; or whenever, in the Manager's opinion, such rejection is in the Corporation's or a series' best interest. As of April 7, 1997, to the knowledge of the Trust, the shareholders listed in the chart on the following page were the only record holders of greater than 5% of the outstanding shares of the individual Funds.



Statement of Additional Information                                           27



Fund                                      Global Gold
------------------------------------------------------------------------
Shareholder Name and                      Charles Schwab & Co.
Address                                   101 Montgomery Street
                                          San Francisco, CA 94104
------------------------------------------------------------------------
# of Shares Held                          5,761,158
------------------------------------------------------------------------
% of Total Shares
Outstanding                               15%



Fund                                      Global Natural Resources
------------------------------------------------------------------------
Shareholder Name and                      Charles Schwab & Co.
Address                                   101 Montgomery Street
                                          San Francisco, CA 94104
------------------------------------------------------------------------
# of Shares Held                          1,128,529
------------------------------------------------------------------------
% of Total Shares
Outstanding                               21%



Fund                                      Global Natural Resources
------------------------------------------------------------------------
Shareholder Name and                      Pershing Division of Donaldson
Address                                   Lufkin & Jenrette Securities Corp
                                          Mutual Funds, 7th Floor
                                          Jersey City, NJ 07303
------------------------------------------------------------------------
# of Shares Held                          995,054
------------------------------------------------------------------------
% of Total Shares
Outstanding                               19%



Fund                                      Utilities Fund
------------------------------------------------------------------------
Shareholder Name and                      Charles Schwab & Co.
Address                                   101 Montgomery Street
                                          San Francisco, CA 94104
------------------------------------------------------------------------
# of Shares Held                          1,428,182
------------------------------------------------------------------------
% of Total Shares
Outstanding                               13%
------------------------------------------------------------------------



ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

OTHER INFORMATION

The Funds' investment advisor has been continuously registered with the SEC under the Investment Advisers Act of 1940 since December 14, 1971. The Corporation has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. These registrations do not imply approval or supervision of the Corporation or the advisor by the SEC.

For further information, refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


28                                                  American Century Investments


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9704           [recycled logo]
SH-BKT-8360       Recycled

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


1933 Act Post-Effective Amendment No. 19
1940 Act Amendment No. 21
--------------------------------------------------------------------------------

PART C   OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS. Audited financial statements for the fiscal year ended December 31, 1996, for American Century Quantitative Equity Funds are filed herein as included in the Statement of Additional Information by reference to the Annual Reports dated December 31, 1996, filed on February 26, 1996, (Accession # 827060-97-000002).

(b)      EXHIBITS.

         (1) Amended and Restated Articles of Incorporation dated August 2, 1995, are incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 17 filed on February 26, 1996 (Accession # 828060-96-000009).

         (2) Amended and Restated Bylaws dated May 31, 1995, are incorporated herein by reference to Exhibit 2(c) of Post-Effective Amendment No. 17 filed on February 26, 1996 (Accession # 827060-96-000009).

         (3)      Not applicable.

         (4) a) A specimen copy of the American Century Global Gold Fund share certificate is incorporated herein by reference to
                  Exhibit 4 to Pre-Effective Amendment No. 2 filed July 12,1988.

                  b) A specimen copy of the American Century Income & Growth Fund share certificate is incorporated herein by reference to
                  Exhibit 4 to Post-Effective Amendment No 5 filed March 1,
                  1991.

                  c) A specimen copy of the American Century Equity Growth Fund share certificate is incorporated herein by reference to
                  Exhibit 4 to Post-Effective Amendment No 5 filed March 1,
                  1991.

                  d) A specimen copy of the American Century Utilities Fund share certificate is incorporated herein by reference to
                  Exhibit 4(d) to Post-Effective Amendment No. 11 filed February 28, 1993.

                  e) A specimen copy of the American Century Global Natural Resources Fund share certificate is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 13 filed.

         (5) Investment Advisory Agreement between American Century Quantitative Equity Funds and Benham Management Corporation, dated June 1, 1995, is incorporated herein by reference to
                  Exhibit 5 of Post-Effective Amendment No. 17 filed on February 26, 1996 (Accession # 828060-96-000009).

         (6) Distribution Agreement between American Century Quantitative Equity Funds and American Century Investment Services, Inc. dated as of September 3, 1996, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 30 to the Registration Statement of the American Century Government Income Trust filed on November 25, 1996 (Accession # 773674-96-000009).

         (7)      Not applicable.

         (8) Custodian Agreement between American Century Quantitative Equity Funds and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 31 of American Century Government Income Trust filed on February 7, 1997 (Accession #773674-97-000002).

         (9) Administrative Services and Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation dated as of September 3, 1996, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 30 to the Registration Statement of the American Century Government Income Trust filed on November 25, 1996 (Accession # 773674-96-000009).

         (10) Opinion and consent of counsel as to the legality of the securities being registered, dated February 27, 1996, is incorporated herein by reference to Rule 24f-2 Notice filed on February 27, 1996 (Accession # 827060-97-000004).

         (11) Consent of KPMG Peat Marwick, LLP, independent auditors, is included herein.

         (12)     Not applicable.

         (13)     Not applicable.

         (14) a) American Century Individual Retirement Account plan, including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 9 filed October 3, 1992.

                  (b) American Century Pension/Profit-Sharing plan, including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 9 filed October 3, 1992.

         (15)     Not applicable.

         (16) Schedule for computation of each performance quotation provided in response to Item 22 is included herein.

         (17)     Power of Attorney dated February 28, 1997 is included herein.


Item 25. Persons Controlled by or Under Control with Registrant.

     None.

Item 26. Number of Holders of Securities.

     As of March 31, 1997, the Funds had the following number of shareholders of record:

        American Century Global Gold Fund                           24,276
        American Century Income & Growth Fund                       25,885
        American Century Equity Growth Fund                         20,521
        American Century Utilities Fund                             10,700
        American Century Global Natural Resources                    4,261

Item 27. Indemnification.

     Under the laws of the State of California, the Directors are entitled and empowered to purchase insurance for and to provide by resolution or in the Bylaws for indemnification out of Corporation assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Director or officer in connection with any claim, action, suit, or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Corporation. The provisions, including any exceptions and limitations concerning indemnification, may be set forth in detail in the Bylaws or in a resolution adopted by the Board of Directors.

     Registrant hereby incorporates by reference, as though set forth fully herein, Article II, Section 16 of Registrant's Amended and Restated Bylaws, dated May 31, 1995, appearing as Exhibit 2(c) of Post-Effective Amendment No. 17 filed on February 26, 1996 (Accession # 827060-96-000009).

Item 28. Business and Other Connections of Investment Advisor.

     The Registrant's investment advisor, Benham Management Corporation, provides investment advisory services for various collective investment vehicles and institutional clients and serves as investment advisor to a number of open-end investment companies.

Item 29. Principal Underwriters.

     The Registrant's distribution agent, American Century Investment Services, Inc., is distribution agent to American Century Capital Preservation Fund, Inc., American Century Capital Preservation Fund II, Inc., American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century Municipal Trust, American Century Target Maturities Trust, American Century Quantitative Equity Funds, American Century International Bond Funds, American Century Investment Trust, American Century Manager Funds, TCI Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. The information required with respect to each director, officer or partner of American Century Investment Services, Inc. is incorporated herein by reference to American Century Investment Services, Inc. Form B-D filed on November 21, 1985 (SEC File No. 8-35220; Firm CRD No. 17437).

Item 30. Location of Accounts and Records.

     Benham Management Corporation, the Registrant's investment advisor, maintains its principal office at 1665 Charleston Road, Mountain View, CA 94043. The Registrant and its agent for transfer and administrative services, American Century Services Corporation, maintains their principal office at 4500 Main St., Kansas City, MO 64111. American Century Services Corporation maintains physical possession of each account, book, or other document, and shareholder records as required by ss.31(a) of the 1940 Act and rules thereunder. The computer and data base for shareholder records are located at Central Computer Facility, 401 North Broad Street, Sixth Floor, Philadelphia, PA 19108.

Item 31. Management Services.

     Not applicable.

Item 32. Undertakings.

     Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 19/Amendment No. 21 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, and State of California, on the 30th day of April, 1997. I hereby certify that this Amendment meets the requirements for immediate effectiveness pursuant to Rule 485(b).

                             BENHAM EQUITY FUNDS


                             By: /s/ Douglas A. Paul
                                 Douglas A. Paul
                                 Vice President, Secretary, and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19/Amendment No. 21 has been signed below by the following persons in the capacities and on the dates indicated.

                                                                            Date
*                                    Chairman of the Board of Directors,    April 30, 1997
---------------------------------    President, and
James M. Benham                      Chief Executive Officer

*                                    Director                               April 30, 1997
---------------------------------
Albert A. Eisenstat

*                                    Director                               April 30, 1997
---------------------------------
Ronald J. Gilson

*                                    Director                               April 30, 1997
---------------------------------
Myron S. Scholes

*                                    Director                               April 30, 1997
---------------------------------
Kenneth E. Scott

*                                    Director                               April 30, 1997
---------------------------------
Isaac Stein

*                                    Director                               April 30, 1997
---------------------------------
James E. Stowers III

*                                    Director                               April 30, 1997
---------------------------------
Jeanne D. Wohlers

*                                    Chief Financial Officer, Treasurer     April 30, 1997
---------------------------------
Maryanne Roepke

/s/ Douglas A. Paul
*by Douglas A. Paul, Attorney in Fact (pursuant to a Power of Attorney dated February 28, 1997).